                                                                   EXHIBIT 10.17


                                                             [Conformed Version]



                               LEASE RECEIVABLES
                              PURCHASE AGREEMENT

                        Dated as of September 30, 1996

                                     Among

                               BV FUNDING CORP.

                                  as Seller,

                            BANKVEST CAPITAL CORP.,

                     as Servicer and Collateral Custodian,

                       EAGLEFUNDING CAPITAL CORPORATION,

                                 as Purchaser

                                      and

                       THE FIRST NATIONAL BANK OF BOSTON

                                 as Deal Agent

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                                           Page
-------                                                                                                           ----
ARTICLE I DEFINITIONS........................................................................................      - 1 -
         SECTION 1.01.  Certain Defined Terms................................................................      - 1 -
         SECTION 1.02.  Other Terms..........................................................................     - 27 -
         SECTION 1.03.  Computation of Time Periods..........................................................     - 27 -

ARTICLE II AMOUNTS AND TERMS OF THE PURCHASES................................................................     - 27 -
         SECTION 2.01.  Facility.............................................................................     - 27 -
         SECTION 2.02.  Making Purchases.....................................................................     - 28 -
         SECTION 2.03.  Transfers of Interests in Leases.....................................................     - 29 -
         SECTION 2.04.  Termination or Reduction of the Purchase Limit.......................................     - 29 -
         SECTION 2.05.  Selection of Purchase Periods........................................................     - 29 -
         SECTION 2.06.  Settlement Procedures................................................................     - 30 -
         SECTION 2.07.  Payments and Computations, Etc.......................................................     - 33 -
         SECTION 2.08.  Yield Protection.....................................................................     - 34 -
         SECTION 2.09.  Increased Capital....................................................................     - 35 -
         SECTION 2.10.  Grant of Security Interest in Equipment Collateral...................................     - 35 -
         SECTION 2.11.  Taxes................................................................................     - 36 -

ARTICLE III CONDITIONS OF PURCHASES..........................................................................     - 36 -
         SECTION 3.01.  Conditions Precedent to Initial Purchase.............................................     - 37 -
         SECTION 3.02.  Conditions Precedent to All Purchases................................................     - 39 -

ARTICLE IV REPRESENTATIONS AND WARRANTIES....................................................................     - 40 -
         SECTION 4.01.  Representations and Warranties of the Seller.........................................     - 40 -
         SECTION 4.02.  Representations and Warranties of the Servicer.......................................     - 43 -

ARTICLE V GENERAL COVENANTS..................................................................................     - 45 -
         SECTION 5.01.  Affirmative Covenants of the Seller..................................................     - 45 -
         SECTION 5.02.  Reporting Requirements of the Seller.................................................     - 49 -
         SECTION 5.03.  Negative Covenants of the Seller.....................................................     - 50 -
         SECTION 5.04.  Covenants of the Servicer............................................................     - 52 -

ARTICLE VI ADMINISTRATION AND COLLECTION.....................................................................     - 55 -
         SECTION 6.01.  Designation of Servicer..............................................................     - 55 -
         SECTION 6.02.  Duties of the Servicer...............................................................     - 55 -
         SECTION 6.03.  Rights of the Deal Agent.............................................................     - 56 -
         SECTION 6.04.  Responsibilities of the Seller.......................................................     - 57 -
         SECTION 6.05.  Further Action Evidencing Purchases..................................................     - 57 -
         SECTION 6.06.  Application of Payments..............................................................     - 58 -

Section                                                                                                           Page
-------                                                                                                           ----
         SECTION 6.07.  Collateral Custodian.................................................................     - 58 -

ARTICLE VII EVENTS OF TERMINATION............................................................................     - 59 -
         SECTION 7.01.  Events of Termination................................................................     - 59 -

ARTICLE VIII THE DEAL AGENT..................................................................................     - 62 -
         SECTION 8.01.  Authorization and Action.............................................................     - 62 -
         SECTION 8.02.  Deal Agent's Reliance, Etc...........................................................     - 62 -
         SECTION 8.03.  Deal Agent and Affiliates............................................................     - 62 -
         SECTION 8.04.  Purchase Decisions...................................................................     - 63 -
         SECTION 8.05.  Resignation of the Deal Agent........................................................     - 63 -

ARTICLE IX INDEMNIFICATION; REPURCHASES......................................................................     - 63 -
         SECTION 9.01.  Indemnities by the Seller............................................................     - 63 -
         SECTION 9.02.  Substitution and Repurchase of Assets................................................     - 65 -

ARTICLE X MISCELLANEOUS......................................................................................     - 66 -
         SECTION 10.01.  Amendments, Etc.....................................................................     - 66 -
         SECTION 10.02.  Notices, Etc........................................................................     - 67 -
         SECTION 10.03.  No Waiver; Remedies.................................................................     - 67 -
         SECTION 10.04.  Binding Effect; Assignability.......................................................     - 67 -
         SECTION 10.05.  GOVERNING LAW; WAIVER OF JURY TRIAL.................................................     - 68 -
         SECTION 10.06.  Costs, Expenses and Taxes...........................................................     - 69 -
         SECTION 10.07.  No Proceedings......................................................................     - 70 -
         SECTION 10.08.  Set-Off.............................................................................     - 70 -
         SECTION 10.09.  Execution in Counterparts; Severability.............................................     - 70 -

                               LIST OF EXHIBITS
                               ----------------

EXHIBIT A      Description of Credit and Collection Policy

EXHIBIT B      Form of Interest Rate Hedge Assignment (with Interest Rate Hedge
               Acknowledgment attached)

EXHIBIT C      Form of Collection Account Agreement

EXHIBIT D      Form of Purchase Request

EXHIBIT E      Form of Asset Report

EXHIBIT F      List of Offices of Seller where Records Are Kept

EXHIBIT G      Form of Interest Rate Hedge Report

EXHIBIT H      Lock-Box Agreement

EXHIBIT I      Form of Lease

                     LEASE RECEIVABLES PURCHASE AGREEMENT


          This LEASE RECEIVABLES PURCHASE AGREEMENT dated as of September 30, 1996 among BV FUNDING CORP., a Delaware corporation, as Seller, BANKVEST CAPITAL CORP., a Massachusetts corporation, as Servicer and Collateral Custodian, EAGLEFUNDING CAPITAL CORPORATION, as Purchaser, and THE FIRST NATIONAL BANK OF BOSTON, as Deal Agent.

          PRELIMINARY STATEMENTS. (1) The Originator is in the business of leasing, financing, and providing associated services with respect to equipment;

          (2) The Seller is a special-purpose Subsidiary of the Originator established to purchase and otherwise acquire Assets and related property;

          (3) The Seller wishes from time to time to offer to sell, transfer and assign to the Purchaser, Assets and related property; and

          (4) Subject to the terms and conditions set forth herein, the Purchaser shall accept such offers to purchase such Assets and related property from the Seller.

          NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS


          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement (both
                         ---------------------
above and elsewhere), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted Base Rate" means, on any date, a per annum rate of interest
           ------------------
equal to the sum of the Base Rate on such date and 0.55%.

          "Adjusted Eurodollar Rate" means, with respect to any Purchase Period
           ------------------------
for all Capital allocated to such Purchase Period, an interest rate per annum equal to the sum of

          (a)  a per annum rate equal to

               (i) at all times prior to the occurrence of the Rating Agency Review Completion, 0.55%; and

               (ii) at all times on and after the occurrence of the Rating Agency Review Completion, 1.55%; plus
                                           ----

          (b)  the Eurodollar Rate with respect to such Purchase Period.

          "Adverse Claim" means a lien, security interest, charge, encumbrance
           -------------
or other right or claim of any Person other than Permitted Encumbrances.

          "Affected Party" means the Purchaser, FNBB, individually and in its
           --------------
capacity as Deal Agent, any Liquidity Provider, any Supplemental Enhancement Provider and any parent company controlling any of the foregoing.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under common control with, such specified Person; provided, however, that none of the Deal Agent, the
                       --------  -------
Purchaser, any Liquidity Provider or any Supplemental Enhancement Provider shall be deemed to be an Affiliate of the Seller. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Affiliated Obligor" means any Obligor which is an Affiliate of
           ------------------
another Obligor.

          "Aggregate Fee Rate" means the sum of the per annum rates or
           ------------------
percentages applicable from time to time to calculate each of the Servicer Fee, the Program Fee, the Liquidity Fee, the Supplemental Enhancement Fee and the fees, if any, payable by the Seller with respect to Interest Rate Hedges.

          "Aggregate Outstanding Balance" means, at any time, the aggregate
           -----------------------------
Outstanding Balance of all Purchased Assets that are Eligible Assets.

          "Aggregate Purchase Price" means, at any time, the sum of the
           ------------------------
outstanding Capital at such time and the Deferred Purchase Price at such time.

          "Agreement" means this Lease Receivables Purchase Agreement, as the
           ---------
same may from time to time be amended, restated, supplemented or otherwise modified.

          "Alternative Rate" means, with respect to any Purchase Period for all
           ----------------
Capital allocated to such Purchase Period, an interest rate per annum equal to the Adjusted Eurodollar Rate or the Adjusted Base Rate as the Seller shall select in accordance with the terms of this Agreement; provided, however, that
                                                       --------  -------
the "Alternative Rate" for such Capital allocated to such Purchase Period shall
     ----------------
be the Adjusted Base Rate if (a) on or before the first day of such Purchase

Period, a Purchaser shall have notified the Deal Agent that a Eurodollar Disruption Event has occurred, (b) such Fixed Period is a period of 1 to 29 days or (c) such Capital is less than $1,000,000.

          "Asset" means, with respect to any Lease at any time, all rights to
           -----
payment arising thereunder, including, without limitation, (i) any Periodic Installment of Rent then or thereafter payable by the Obligor under such Lease,
(ii) any Lease Termination Payments, and (iii) any Residual Realizations, together with any supplemental or additional payment required by the terms of such Lease with respect to insurance, maintenance, ancillary products and services and other specific charges, but excluding any such payments or charges which constitute sales or other taxes or the price for a purchase option.

          "Asset Report" means a report, in substantially the form of Exhibit E,
           ------------                                               ---------
furnished by the Servicer to the Deal Agent for the Purchaser pursuant to
Section 2.06(a)(i).
------------------

          "Backup Servicing Agreement" means the Backup Servicing Agreement,
           --------------------------
dated as of July 1, 1996 among BankVest Capital Corp., Parrish Financial Servicing Company, L.P., and Norwest Bank Minnesota, National Association, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
           ---------------
Section 101 et seq.), as amended from time to time, or any successor statute.
            -- ---

          "Base Rate" means, on any date, a fluctuating rate of interest per
           ---------
annum equal to the higher of (a) the per annum rate of interest announced from time to time by FNBB at its head office in Boston, Massachusetts as its "base rate", and (ii) ? of one percent per annum above the Federal Funds Rate.

          "Benefit Plan" means, with respect to any Person, a defined benefit
           ------------
plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which such Person or any ERISA Affiliate of such Person is, or at any time within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

          "Breakage Indemnity" means, for any Purchase Period (computed without
           ------------------
regard to the maturity of a Purchase Period occurring as a result of the occurrence of the Termination Date) during which Capital is reduced (determined without regard to any Purchases), the amount, if any, by which (i) the additional Yield (calculated without taking into account any Breakage Indemnity)
                                                             ------------------
which would have accrued on the reductions of such Capital during such Purchase Period (as so computed) if such reductions had remained as Capital exceeds (ii) the income, if any, received by the Purchaser or the applicable Liquidity Provider or Supplemental Enhancement Provider from the investment by such Person of the proceeds of such reductions of Capital (which investment the Purchaser and the Liquidity Providers will use reasonable efforts to make under the then applicable conditions and circumstances).

          "Business Day" means a day of the year other than a Saturday or a
           ------------
Sunday on which (a) banks are authorized or required to be open in New York City and Boston, Massachusetts and (b) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, dealings in dollar deposits are carried on in the London interbank market.

          "Capital" means the sum of the amounts paid to the Seller for each
           -------
Capital Purchase pursuant to Section 2.02, reduced from time to time by
                             ------------
Collections received and distributed on account of such Capital pursuant to
Section 2.06 below.  If the Purchaser, any Liquidity Provider, any Supplemental
------------
Enhancement Provider or the Deal Agent is required (or believes in good faith that it is required) by law to repay (as a preference or otherwise) to the Seller, the Originator, LeaseVest, an Obligor, a trustee for the Seller, the Originator, LeaseVest or any Obligor, a court or any other Person any amount which previously caused a reduction in Capital, and does so repay such amount, then Capital shall be reinstated by the amount of such repayment and the Seller will indemnify and hold the Purchaser, such Liquidity Provider or the Deal Agent harmless for the amount of such repayment, interest thereon required (or believed in good faith by the Purchaser, such Liquidity Provider or the Deal Agent to be required) to be paid in connection therewith and all losses, liabilities, costs and expenses related thereto (including but not limited to reasonable attorneys' fees and expenses).

          "Capital Purchase" means any increase in the aggregate outstanding
           ----------------
Capital hereunder.

          "Collateral Custodian" means the Person appointed from time to time as
           --------------------
Collateral Custodian by the Deal Agent pursuant to Section 6.07.
                                                   ------------

          "Collateral Custodian Fee" means that portion of the Servicer Fee
           ------------------------
which is allocated for the account of the Collateral Custodian as compensation for its duties hereunder in the event that the Collateral Custodian is not the Servicer, as the Seller, the Servicer, the Deal Agent and the Collateral Custodian may from time to time agree.

          "Collection Account" means the account maintained at the Collection
           ------------------
Account Bank into which Collections of Purchased Assets are deposited following withdrawal of such Collections from the Lock-Box Account.

          "Collection Account Agreement" means an agreement substantially in the
           ----------------------------
form of Exhibit C among the Seller, the Servicer, the Deal Agent and the
        ---------
Collection Account Bank which agreement sets forth the rights of the Deal Agent, the Seller and the Servicer with respect to the disposition and allocation of the Collections deposited into the Collection Account.

          "Collection Account Bank" means The First National Bank of Boston, and
           -----------------------
any successor.

          "Collection Date" means the date following the Termination Date on
           ---------------
which the aggregate outstanding Capital has been reduced to zero and the Purchaser and the Deal Agent have received all Yield and other amounts payable under this Agreement or any other document, instrument or agreement executed pursuant hereto.

          "Collections" means, with respect to any Purchased Asset, all cash
           -----------
collections and other cash proceeds of such Purchased Asset (including, without limitation, any related Lease Termination Payments and any Residual Realizations), all cash proceeds of Related Security with respect to such Purchased Asset, and any amounts in respect of such Purchased Asset received or deemed to have been received pursuant to Section 9.02, and shall also include
                                         ------------
any amounts earned as a result of the investment of the Collections held by the Deal Agent pursuant to Section 2.06.
                       ------------

          "Concentration" for any Obligor and its Affiliated Obligors at any
           -------------
time means a ratio calculated by dividing (i) the aggregate Outstanding Balance
                                 --------
of all Purchased Assets which are Eligible Assets owing by such Obligor and its Affiliated Obligors by (ii) the Aggregate Outstanding Balance at such time.
                    --

          "Coverage Shortfall" means the occurrence of the Event of Termination
           ------------------
described in Section 7.01(j).
             ---------------

          "CP Disruption Event" means the inability of the Purchaser, at any
           -------------------
time, whether as a result of a prohibition, a contractual restriction or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting commercial paper notes issued to fund Purchases hereunder) in the United States commercial paper market.

          "CP Rate" means, with respect to any Purchase Period for all Capital
           -------
allocated to such Period, the rate equivalent to the rate for (or if more than one rate, the weighted average or the rates) at which commercial paper notes of the Purchaser having a term equal to such Purchase Period and to be issued to fund the applicable Purchase by the Purchaser may be sold by any placement agent or commercial paper dealer selected by such Purchaser, as agreed between each such agent or dealer and such Purchaser and notified by the Purchaser to the Deal Agent and the Servicer; provided, however, if the rate (or rates) as agreed
                             --------  -------
between any such agent or dealer and the Purchaser with regard to any Purchase Period for the applicable Purchase is a discount rate (or rates), the "CP Rate"
                                                                       -------
for such Purchase Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

          "Credit and Collection Policy" means those credit and collection
           ----------------------------
policies and practices relating to Leases and Assets described in Exhibit A, as
                                                                  ---------
modified in compliance with Section 5.03(c).
                            ---------------

          "DCR" means Duff & Phelps Credit Rating Co., and any successor
           ---
thereto.

          "Deal Agent" means FNBB, in its capacity as agent hereunder for the
           ----------
Purchaser.

          "Default Ratio" means, for any month, a fraction (expressed as a
           -------------
percentage) determined as of the last day of such month equal to (a) the aggregate Outstanding Balance of all Purchased Assets which became Defaulted Assets during such month divided by (b) the aggregate Outstanding Balance of all
                         ----------
Purchased Assets which were Eligible Assets outstanding on the last day of the later of (i) the third month next preceding such month, and (ii) September of 1996.

          "Defaulted Asset" means an Asset at any time:  (i) which arises under
           ---------------
a Lease with respect to which more than the greater of (A) ten percent (10%) of any individual payment thereunder, or (B) $10.00 remains unpaid for more than ninety (90) days from the original due date for such payment (regardless of whether such Asset becomes current at some future date), (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(f), (iii) as to which foreclosure proceedings
                  ---------------
have been initiated and are continuing, or (iv) which, consistent with the Credit and Collection Policy, has been or should be written off as uncollectible; provided, that neither the Servicer nor the Seller shall be
               --------
required to include an Asset which becomes a Defaulted Asset during a given calendar month as a "Defaulted Asset" for the purposes of this Agreement until the earlier of (x) the date on which the Asset Report in respect of such month is required to be delivered pursuant to Section 2.06(a) and (y) the date on which such Asset Report is actually delivered to the Deal Agent.

          "Deferred Purchase Price" means
           -----------------------

          (a)  at any time prior to the Collection Date, the sum of

               (i)   an amount equal to the greater of:

                     (A)  the Loss Holdback at such time, and

                     (B) the product of 12.0% and an amount equal to the Aggregate Outstanding Balance at such time; and

               (ii)  the Overconcentration Reserve at such time; and

          (b) on and after the Collection Date, an amount equal to the Aggregate Outstanding Balance.

          "Delinquency Ratio" means, for any month, a fraction (expressed as a
           -----------------
percentage) determined as of the last day of such month equal to (a) the aggregate Outstanding Balance of all Purchased Assets which became Delinquent Assets during such month divided by (b) the aggregate Outstanding Balance of all
                         ----------
Purchased Assets which were Eligible Assets outstanding on the last day of the later of (i) the second month next preceding such month, and (ii) September of 1996.

          "Delinquent Asset" means an Asset that is not a Defaulted Asset and
           ----------------
(i) which arises under a Lease with respect to which more than the greater of
(A) ten percent (10%) of any individual payment thereunder, or (B) $10.00 remains unpaid for more than sixty (60) days from the original due date for such payment (regardless of whether such Asset becomes current at some future date) or (ii) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent; provided, that neither the Servicer nor the
                                    --------
Seller shall be required to include an Asset which becomes a Delinquent Asset during a given calendar month as a "Delinquent Asset" for the purposes of this Agreement until the earlier of (x) the date on which the Asset Report in respect of such month is required to be delivered pursuant to Section 2.06(a) and (y) the date on which such Asset Report is actually delivered to the Deal Agent.

          "DOL" means the United States Department of Labor and any successor
           ---
department or agency.

          "EFCC" means EagleFunding Capital Corporation, a Delaware corporation.
           ----

          "Eligible Asset" means, at any time, an Asset:
           --------------

          (i)   the Obligor of which is a United States resident;

          (ii)  which:

                 (A) is not a Defaulted Asset and has not been a Defaulted Asset during the prior twelve (12) months;

                 (B) on the Purchase Date thereof, is not a Delinquent Asset and has not been a Delinquent Asset on more than one occasion prior to any date of determination hereunder; and

                 (C) at all times during which the quotient (stated as a percentage) of the aggregate Outstanding Balance of all Delinquent Assets divided by the Aggregate Outstanding Balance exceeds 3.0%, is
                 ------- --
          not a Delinquent Asset;

          (iii) which arises out of a Lease having an original term of no more than 72 months;

          (iv) which, upon becoming a Purchased Asset, will not cause the Weighted Average Remaining Term to exceed 33 months;

          (v) which is denominated and payable only in United States dollars within the United States;

          (vi) which, together with the Lease related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which none of the Originator, LeaseVest or the Seller is in violation of any such law, rule or regulation applicable to such Asset;

          (vii) which is freely assignable and does not require the consent, authorization, approval or notice to the Obligor thereof (except for such consents, authorizations, approvals or notices which have already been obtained) in connection with the conveyance of the related Leases, the Related Security and the Collections from LeaseVest to the Originator (as applicable), from the Originator (and/or LeaseVest) to the Seller and from the Seller to the Purchaser;

          (viii) which satisfies all applicable requirements of the Credit and Collection Policy;

          (ix) the Obligor of which is not an Affiliate of any of the parties hereto;

          (x) the Obligor of which is in possession of the Equipment subject to the related Lease, is the end-user of such equipment, and is not sub-leasing such equipment to any other user or sub-lessee;

          (xi) in respect of which the Deal Agent has not notified the Seller that such Asset is unacceptable for purchase hereunder; and

          (xii)  which arises under a Lease:

                 (A) which has been duly authorized is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Lease enforceable against such Obligor in accordance with its terms;

                 (B) which is "chattel paper" within the meaning of the UCC of all applicable jurisdictions, the original counterpart of which is contained in files stamped to indicate that the Leases in such files have been Purchased by the Purchaser;

                 (C) in respect of which the Obligor UCC Filing Requirement has been satisfied;

                 (D) which, in the case of a True Lease, good and marketable title to all Equipment related thereto has been transferred to the Seller, free and clear of any Adverse Claim which would reasonably be expected to prevent the Seller from granting a first priority perfected security interest in such Equipment to the Deal Agent for the benefit of the Purchaser hereunder;

                 (E) as of the Purchase Date thereof, (1) there was no default, breach, violation or event permitting acceleration under the terms of the Lease, and (2) no event had occurred and was continuing that, with notice, the lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Lease;

                 (F) which was originated or selected for purchase by LeaseVest and/or the Originator in the ordinary course of its business in a manner which satisfies the underwriting practices set forth in the Credit and Collection Policy;

                 (G) which constitutes a non-cancelable obligation of the Obligor and requires the Obligor to make all payments of Periodic Installments of Rent thereunder included in the calculation of the Outstanding Balance thereof regardless of the condition of the Equipment to which such Lease relates;

                 (H) which has not been amended, altered, rewritten, extended, compromised, adjusted or otherwise modified, and no material provision of which has been waived;

                 (I) which has not been satisfied, released, canceled, subordinated or rescinded, nor has any instrument been executed by LeaseVest or the Originator which would effect any such satisfaction, release, cancellation, subordination or rescission;

                 (J) which is not subject to (i) any right of rescission, setoff, recoupment, counterclaim or defense (other than the Obligor's right of quiet enjoyment), whether arising out of transactions concerning such Lease or otherwise, and no such right has been asserted in writing by any person with respect thereto, or (ii) any dispute, offset, claim or other Adverse Claim, right of recision, counterclaim or other defense (including defenses arising out of violations of usury laws) that would reduce (or which has reduced) the cash amount payable therefor;

                 (K) with respect to which all consents, licenses, approvals and authorizations of any governmental agencies or authorities required to be obtained in connection with the conveyance of the Leases, the Purchased Asset, the Related Security and the Collections from LeaseVest to the Originator (as applicable), from the Originator (and/or LeaseVest) to the Seller and from the Seller to the Purchaser have been obtained;

                 (L) which requires the Obligor thereunder to pay all insurance and maintenance costs and taxes with respect to the related Equipment;

                 (M) which does not contractually provide for a final payment in excess of one-third (1/3) of the original purchase price of the related Equipment;

                 (N) which does not relate to an equipment upgrade under an existing Lease unless additional schedules related thereto have been attached to such Lease;

                 (O) good and marketable title to which (including a 100% first priority ownership interest in the Purchased Asset relating thereto, all Related Security and Collections with respect thereto) has been conveyed by LeaseVest to the Originator (as applicable), by the Originator to the Seller and by the Seller to the Purchaser, free and clear of any Adverse Claim;

                 (P) which contains enforceable provisions sufficient to enable LeaseVest (as applicable), the Originator (or its assigns, including the Seller and the Purchaser) to realize against the Equipment related thereto;

                 (Q) which does not constitute a "consumer lease" within the meaning of Article 2A of the UCC in any jurisdiction where such
          Article 2A has been adopted and governs the construction thereof;

                 (R) with respect to which the related Equipment has not, and will not, be primarily (as opposed to incidentally) used for the transportation, treatment, storage, disposal, remediation, removal or refining of any pollutant, hazardous substance, radioactive substance, toxic substance, hazardous waste, toxic waste, petroleum or petroleum-derived substance or waste, asbestos, PCBs, or any hazardous or toxic constituent thereof, as defined by, regulated under, or subject to any federal, state or local laws, statutes, codes, ordinances, rules, regulations, judgments, agreements or orders related to or addressing the environment;

                 (S) which has a minimum internal rate of return equal to or greater than the Lease Discount Rate applicable to the related Purchased Asset at that time;

                 (T) which provides for Periodic Installments of Rent to be made by the Obligor thereunder on a regular periodic basis no less frequently than quarterly;

                 (U) with respect to which at least one Periodic Installment of Rent has been paid prior to the Purchase Date of such Lease (in addition to any required deposits or prepayments of final installments);

                 (V) with respect to which only one original counterpart copy is in existence;

                 (W)  has been originated by either of the Originating
          Parties or any other Person, and in the case of any Asset originated by any Person other than the Originator, (1) good and marketable title to which (and in the case of any True Lease, good and marketable title to all related Equipment) shall have been acquired by the Originator
          (aa) (I) in the case of an originator other than LeaseVest, the aggregate Outstanding Balance of all Leases in respect of Purchased Assets originated by such originator exceeds 2.0% of the Aggregate Outstanding Balance in effect at any time of determination hereunder (each, a "Material Originating Person"), pursuant to the terms of a
                    ---------------------------
          master agreement between the Originator and such Material Originating Person governing the sale of similar assets originated by such Person from time to time, the terms of which master agreement shall be in form and substance reasonably satisfactory to the Deal Agent, and (II) in the case of LeaseVest as originator, pursuant to the terms of the LeaseVest Assignment, and (bb) prior to the date of the relevant Lease Purchase hereunder, and (2) in the case of a Material Originating Person, no less than five Business Days prior to the initial proposed inclusion of Assets originated by such Material Originating Person in a Lease Purchase hereunder, the Deal Agent shall have received written notice of such proposed inclusion, and a copy of the master agreement described in subclause (1)(aa)(I) above; and

                 (X) which, in the case of any Asset originated by either of the Originating Parties, is in substantially the form of Lease set forth in Exhibit I hereto; and
                   ---------

          (xiii) the Obligor of which is not an Obligor in respect of which the aggregate Outstanding Balance of all Eligible Assets owed by such Obligor constitute less than 50% of the aggregate Outstanding Balances of all Assets owed by such Obligor;

          (xiv)  the Obligor of which is located in a jurisdiction:

                 (A) in each case where LeaseVest is the originator of such Asset, in which LeaseVest has received a certificate of authority to do business and is in good standing, in such jurisdiction;

                 (B) in each case where BankVest Capital Corp. is the originator of such Asset, in which BankVest Capital Corp. has received a certificate of authority to do business and is in good standing, in such jurisdiction; and

                 (C) in each case where neither of the Originating Parties is the originator of such Asset, in which the Originator has received a certificate of authority to do business and is in good standing, in such jurisdiction; and

          (xv) the Obligor of which is not the federal government of the United States of America or any agency or body politic thereof.

          "Eligible Assets Balance" means, at any time, the aggregate remaining
           -----------------------
Periodic Installments of Rent on all Purchased Assets which are Eligible Assets.

          "Equipment" means any equipment leased or financed by the Seller.
           ---------

          "Equipment Collateral" has the meaning assigned to that term in
           --------------------
Section 2.10.
------------

          "ERISA" means the U.S. Employee Retirement Income Security Act of
           -----
1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate" means, with respect to any Person, any (i)
           ---------------
corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as such Person; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with such Person or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as such Person, any corporation described in clause (i) above or any partnership or other trade or business described in clause (ii) above.

          "Eurocurrency Liabilities" has the meaning assigned to that term in
           ------------------------
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Disruption Event" means, with respect to all Capital
           ---------------------------
allocated to any Purchase Period, any of the following: (a) a determination by a Purchaser that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Purchase for such Purchase Period, (b) the failure of FNBB to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (c) a determination by a Purchaser that the rate at which deposits of United States dollars are being offered in the London interbank market does not accurately reflect the cost to such Purchaser of making, funding or maintaining any Purchase for such Purchase Period or (d) the inability of a Purchaser to obtain United States dollars in the London interbank market to make, fund or maintain any Purchase for such Purchase Period.

          "Eurodollar Rate" means, with respect to any Purchase Period for all
           ---------------
Capital allocated to such Purchase Period, an interest rate per annum equal to the quotient, stated as a percentage, of (i) the per annum rate determined by the Deal Agent at which Dollar deposits for such Purchase Period are offered by FNBB based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second Business Day prior to the first day of such Purchase Period, divided by
(ii) a number equal to 1.00 minus the Eurodollar Reserve Percentage, if
                            -----
applicable.

          "Eurodollar Reserve Percentage" means, for any day with respect to a
           -----------------------------
Purchase Period to which Capital has been allocated hereunder, means the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against Eurocurrency Liabilities, if such liabilities were Outstanding. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the maximum rate described above.

          "Event of Termination" has the meaning assigned to that term in
           --------------------
Section 7.01.
------------

          "Facility Documents" shall mean collectively, this Agreement, the
           ------------------
Lease Sale Agreement, the Lock-Box Agreement, the Interest Rate Hedges, the Fee Letter, each Liquidity Fee Letter, each Supplemental Enhancement Fee Letter and all other agreements, documents and instruments executed and delivered in connection herewith or therewith, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

          "Federal Funds Rate" means, for any day, a fluctuating interest rate
           ------------------
per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by FNBB from three Federal funds brokers of recognized standing selected by it.

          "Fee Letter" means the fee letter of even date herewith, among the
           ----------
Deal Agent, the Purchaser and the Seller, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "FNBB" means The First National Bank of Boston, a national banking
           ----
association, and any successor.

          "FNBB Interest Rate Hedges" means all Interest Rate Hedges entered
           -------------------------
into by the Seller with FNBB, as counterparty.

          "Indebtedness" of any Person means (i) indebtedness of such Person for
           ------------
borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations secured by any lien or other charge upon property or Assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations,
(vi) obligations of such Person in connection with any letter of credit issued for the account of such Person and (vii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above.

          "Initial Purchase Date" means the date the first Lease Purchase is
           ---------------------
made pursuant to this Agreement.

          "Initial Security Agreement" means the Security Agreement of even date
           --------------------------
herewith, made by the Purchaser in favor of Bankers Trust Company, as the Supplemental Enhancement Collateral Agent for the benefit of itself and the Supplemental Enhancement Providers.

          "Initial Supplemental Enhancement Agreement" means the Supplemental
           ------------------------------------------
Enhancement Loan Agreement of even date herewith, among the Purchaser, the financial institutions parties thereto as "Supplemental Enhancement Providers" and FNBB, in its capacity as agent for the Supplemental Enhancement Providers thereunder, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Initial Supplemental Enhancement Fee Letter" means the fee letter of
           -------------------------------------------
even date herewith, making reference to the Initial Supplemental Enhancement Agreement, among the Deal Agent, the Purchaser, the Seller and FNBB, in its capacity as agent for the Supplemental Enhancement Providers thereunder, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Interest Rate Hedges" means all interest rate exchange, collar, cap,
           --------------------
swap or similar agreements entered into by the Seller in connection herewith to provide protection to, or minimize the impact upon, the Seller of increasing Yield Rates.

          "Interest Rate Hedge Assignment" means an assignment of an Interest
           ------------------------------
Rate Hedge in substantially the form of Exhibit B, made by the Seller in favor
                                        ---------
of the Deal Agent.

          "Interest Rate Hedge Assignment Acknowledgment" means an
           ---------------------------------------------
acknowledgment in substantially the form of Exhibit B executed by a counterparty
                                            ---------
to an Interest Rate Hedge in favor of the Deal Agent.

          "IRC" means the Internal Revenue Code of 1986, as amended from time to
           ---
time, and any successor statute.

          "IRS" means the Internal Revenue Service of the United States of
           ---
America.

          "Late Charges" means amounts due under a Lease as fees or charges for
           ------------
late payments under such Lease.

          "Lease" means a contract in the form of a lease, installment sales
           -----
contract, promissory note/security agreement or other similar type of chattel paper pursuant to which the Seller (as assignee of the Originator or otherwise) leases Equipment to or finances the acquisition of Equipment by an Obligor.

          "Lease Discount Rate" means, with respect to any Purchased Asset at
           -------------------
any time, a discount rate used to calculate the present value of the Periodic Installments of Rent payable under the related Lease. The Lease Discount Rate for the Eligible Assets purchased by the Purchaser on any date pursuant to a Lease Purchase shall be a rate equal to the sum of (i) the interest rate per annum quoted to the Seller by the Interest Rate Hedge counterparty selected by the Seller as the rate at which such counterparty is willing to enter into an Interest Rate Hedge pursuant to which the Seller will pay an interest rate calculated in connection with an Interest Rate Hedge amortization prepared by the Seller and agreed to by the Deal Agent and which complies with Section
                                                                   -------
5.01(m) hereof, and in return shall receive a floating interest rate (calculated
-------
against the same principal amount) approximately equal to a rate equal during any month to the daily average during such month of the money market yields of the rate set forth in H.15 (519) for 30 day maturities under the caption "Commercial Paper" plus (ii) the Aggregate Fee Rate in effect at the time of the
                   ----
Purchase Date thereof.

          "Lease Purchase" means a purchase by the Purchaser of Purchased
           --------------
Interests from the Seller pursuant to Sections 2.01 and 2.02.
                                      -------------     ----

          "Lease Sale Agreement" means that certain Lease Sale and Contribution
           --------------------
Agreement of even date herewith among the Originator, LeaseVest and the Seller, as such agreement may be amended, supplemented or modified from time to time.

          "Lease Sale Assets" means all right, title and interest of the Seller
           -----------------
in, to and under the Lease Sale Agreement, including, without limitation, all obligations due and to become due to the Seller from either of the Originating Parties under or in connection therewith, whether as Assets or fees, expenses, costs, indemnities, insurance recoveries, damages for breach or otherwise, and all rights, remedies, powers, privileges and claims of the Seller against either of the Originating Parties under or with respect to the Lease Sale Agreement.

          "Lease Termination Payment" means a payment made by an Obligor under a
           -------------------------
Lease upon the early termination of such Lease.

          "LeaseVest" means LeaseVest Capital Corp., a Massachusetts
           ---------
corporation.

          "LeaseVest Assignment" has the meaning assigned to that term in
           --------------------
Section 2.07(a) of the Lease Sale Agreement.

          "Liquidity Agreements" means any one or more loan agreements styled as
           --------------------
"liquidity loan agreements" or other similar agreements, entered into by the Purchaser and one or more financial institutions at any time from and after the Initial Purchase Date, pursuant to which the Purchaser may from time to time make borrowings from such financial institutions secured by all or part of the Purchaser's right, title and interest in, to and under the Purchased Interests arising hereunder, as such agreements may from time to time be amended, restated, supplemented or otherwise modified.

          "Liquidity Fee" means a fee payable monthly in arrears to the Deal
           -------------
Agent for the account of each Liquidity Provider, equal to the product of (i) the average daily aggregate amount of the liquidity commitment of such Liquidity Provider under the applicable Liquidity Agreement during the month then most recently concluded, and (ii) the relevant per annum rate set forth in the applicable Liquidity Fee Letter.

          "Liquidity Fee Letter" means, with respect to a Liquidity Agreement, a
           --------------------
fee letter making reference to such Liquidity Agreement and entered into on or about the date of such Liquidity Agreement among the Deal Agent, the Purchaser, the Seller and the relevant Liquidity Provider (or an agent for a group of such Liquidity Providers, as the case may be), as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Liquidity Provider" means any of the financial institutions from time
           ------------------
to time party to any Liquidity Agreement in a capacity as a liquidity lender to the Purchaser thereunder.

          "Lock-Box Account" means account #10-1093-3415 (or a replacement
           ----------------
account therefor) maintained at the Lock-Box Bank pursuant to the terms of the Lock-Box Agreement, for the purpose of receiving Collections and providing for (among other things) the remittance of such Collections to the Collection Account.

          "Lock-Box Agreement" means the lock box service agreement among the
           ------------------
Lock-Box Bank, BankVest Capital Corp. (in its capacity as trustee for each of the "Participants" named thereunder as parties thereto), the Seller, Parrish Financial Servicing Company, L.P., the Deal Agent and such other Persons which from time to time may become parties thereto as "Participants" in accordance with the terms thereof, being in form and substance equivalent to the form of lock box service agreement attached as Exhibit H hereto, as the same may be
                                       ---------
amended, restated, supplemented or otherwise modified from time to time with the consent of the Deal Agent.

          "Lock-Box Bank" means PNC Bank, N.A., or any replacement depositary
           -------------
institution acceptable to each of the Purchaser and the Deal Agent in the exercise of their respective sole discretion, at which the Lock-Box Account is maintained.

          "Loss Holdback" means, at any time, an amount equal to (a) the
           -------------
Aggregate Outstanding Balance at such time, multiplied by (b) a fraction
                                            ---------- --
(expressed as a percentage) equal to:

                         (A x B x C)

     where:

          A    =    The product of (A) a factor of twelve, and (B) the greater of (i) the average of the Default Ratios for the three then most recently concluded months (or such lesser number of months as shall have concluded after August of 1996 and prior to the applicable date of determination hereunder), and (ii) the average of the Default Ratios for the twelve then most recently concluded months (or such lesser number of months as shall have concluded after August of 1996 and prior to the applicable date of determination hereunder).

          B    =    The Weighted Average Remaining Term at such time (expressed in years).

          C    =    A factor of 2.50.


          "Moody's" means Moody's Investors Service, Inc. and its successors.
           -------

          "Multiemployer Plan" means, with respect to any Person, a
           ------------------
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either such Person or any ERISA Affiliate of such Person.

          "Obligor" means a Person obligated to make payments on a Purchased
           -------
Asset pursuant to a Lease.

          "Obligor Concentration Limit" means a percentage equal to 4.0%
           ---------------------------

          "Obligor UCC Filing Requirement" means, with respect to any Lease in
           ------------------------------
respect of one or more items of Equipment having an aggregate initial purchase price of greater than or equal to $25,000 (or, in the case of any Lease the Obligor in respect of which has senior unsecured indebtedness rated investment grade by one or more Rating Agencies, an aggregate initial purchase price of greater than $75,000), that the Originator has obtained appropriate UCC financing statements (Form UCC-1) executed by the Obligor of such Lease, which UCC financing statements have been filed in all applicable jurisdictions, so that, if such Lease is a Security Document, the Originator would reasonably be expected to have a first priority perfected security interest in the Equipment subject to such Lease.

          "Originating Parties" means, collectively, each of the Originator and
           -------------------
LeaseVest, and the term "Originating Party" refers to either of them.
                         -----------------

          "Originator" means BankVest Capital Corp., a Massachusetts
           ----------
corporation, in its capacity as "Originator" under the Lease Sale Agreement.

          "Outstanding Balance" means, with respect to any Asset, an amount
           -------------------
equal to the present value of the Periodic Installments of Rent relating to such Asset, determined by discounting on a monthly basis (assuming a calendar year consisting of twelve thirty-day months) each such Periodic Installment of Rent from the end of the calendar month in which such Periodic Installment of Rent is due, at a rate equal to the Lease Discount Rate with respect to such Asset (determined as of the date of the related Lease Purchase). Notwithstanding anything to the contrary contained in this Agreement, if any Periodic Installment of Rent was not paid when due and if such payment remains unpaid at the time the Outstanding Balance of the related Asset is calculated for any purpose, then the portion of the "Outstanding Balance" of such Asset relating to
                                  -------------------
such Periodic Installment of Rent shall be equal to the amount of such unpaid payment.

          "Overconcentration Amount" means, at any time, for each Obligor, the
           ------------------------
amount by which the aggregate Outstanding Balances of Purchased Assets which are Eligible Assets owing by such Obligor at such time exceeds the product of the Obligor Concentration Limit and the Aggregate Outstanding Balance at such time.

          "Overconcentration Reserve" means, at any time, an amount equal to the
           -------------------------
sum of:

          (a) the aggregate Overconcentration Amounts for all Obligors at such time; and

          (b) the amount by which the aggregate Outstanding Balances of all Eligible Assets which were Delinquent Assets on not more than one occasion prior to any date of determination hereunder exceeds five percent (5.0%) of the Aggregate Outstanding Balance at such time; and

          (c) the amount by which the aggregate Outstanding Balances of all Eligible Assets in respect of which the Obligor is a state or local government of any state of the United States or any agency or political subdivision thereof exceeds ten percent (10%) of the Aggregate Outstanding Balance at such time; and

          (d) the amount by which the aggregate Outstanding Balances of all Eligible Assets which were originated by Persons other than either of the Originating Parties exceeds twenty-five percent (25%) of the Aggregate Outstanding Balance at such time; and

          (e) the amount by which the aggregate Outstanding Balances of all Eligible Assets having an original term of more than 60 months exceeds ten percent (10%) of the Aggregate Outstanding Balance at such time; and

          (f) the amount by which the aggregate Outstanding Balances of all Eligible Assets the terms of which provide for a final payment in excess of one-quarter (1/4) of the original purchase price of the related Equipment exceeds ten percent (10%) of the Aggregate Outstanding Balance at such time.

          "Periodic Installments of Rent" means, with respect to any Lease, the
           -----------------------------
amount of individual rent installments payable by the Obligor under such Lease, excluding however, all supplemental or additional payments required by the terms of such Lease with respect to sales and other taxes, insurance, maintenance, purchase option payments, ancillary products and services and other specific charges.

          "Permitted Encumbrance" means any of the following:
           ---------------------

          (a) liens, charges or other encumbrances for taxes and assessments which are not yet due and payable;

          (b) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Seller and/or the Originator shall at any time in good faith be prosecuting an appeal or proceeding for a review, which liens do not, (1) in the aggregate, secure claims or indebtedness of more than $250,000, or (2) in respect of certain Equipment, secure claims or indebtedness of more than 10% of the initial purchase price of such Equipment;

          (c) liens, charges or other encumbrances or priority claims incidental to the conduct of business or the ownership of properties and Assets (including mechanics', carriers', repairers', warehousemen's and attorneys' liens and statutory landlords' liens) and deposits, pledges or liens to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not
                        --------
overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

          (d) liens, charges or encumbrances in favor of the Purchaser, any Liquidity Provider, any Supplemental Enhancement Provider or the Deal Agent; and

          (e) with respect to Equipment, the interest of an Obligor in such Equipment under the related Lease.

          "Permitted Investments" means:
           ---------------------

          (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition;

          (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating of not less than P-1 or the equivalent thereof from Moody's and D-1 or the equivalent thereof from DCR (if rated by DCR) and a short-term rating from S&P which is at least as high as the rating of the commercial paper notes issued by EFCC;

          (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and
             -----------    ---
maturing no later than 90 days after the date of acquisition; and

          (d) commercial paper maturing within 90 days after the date of acquisition and having a rating of not less than P-1 or the equivalent thereof from Moody's and D-1 or the equivalent thereof from DCR (if rated by DCR) and a rating from S&P which is at least as high as the rating of the commercial paper notes issued by EFCC.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

          "Plan" means, with respect to any Person, an employee benefit plan
           ----
defined in Section 3(3) of ERISA in respect of which such Person or any ERISA Affiliate of such Person is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

          "Post Office Box" means, with respect to the Lock-Box Account, P.O.
           ---------------
Box 641652, Pittsburgh, PA 15264-1652, or a replacement post office box agreed to by the Deal Agent, to which Obligors remitting payments relating to Assets by mail are instructed to direct such payments for deposit into the Lock-Box Account.

          "Program Fee" means a fee, payable monthly in arrears to the Deal
           -----------
Agent for the account of the Purchaser, equal to the product of (i) the average daily amount of outstanding Capital during the month then most recently concluded, and (ii) the relevant per annum rate set forth in the Fee Letter.

          "Purchase" means a Lease Purchase or a Capital Purchase, as
           --------
applicable.

          "Purchase Date" means, with respect to any Lease and the Assets
           -------------
arising thereunder, the date of the initial Purchase thereof hereunder.

          "Purchase Limit" means at any time $50,000,000, as such amount may be
           --------------
reduced pursuant to Section 2.04; provided, however, that at any time prior to
                    ------------  --------  -------
the occurrence of Rating Agency Review Completion, "Purchase Limit" shall mean
                                                    --------------
$19,600,000, as such amount may be reduced pursuant to Section 2.04.
                                                       ------------
Notwithstanding anything in the foregoing sentence to the contrary, at all times on and after the Termination Date, the "Purchase Limit" shall mean the aggregate
                                        --------------
outstanding Capital at such time.

          "Purchase Period" for any outstanding Capital means (a) if Yield in
           ---------------
respect of all or any part thereof is computed by reference to the CP Rate, a period of 1 to and including 35 days, (b) if Yield in respect thereof is computed by reference to the Adjusted Eurodollar Rate, a period of one month and
(c) if Yield in respect thereof is computed at the Adjusted Base Rate, a period of 1 to and including 31 days, in each case, as determined pursuant to Section
                                                                       -------
2.05.
----

          "Purchase Request" means a written request, in substantially the form
           ----------------
of Exhibit D, delivered by the Seller to the Deal Agent for the Purchaser, and
   ---------
(x) requesting a Lease Purchase or a Capital Purchase pursuant to Sections 2.01
                                                                  -------------
and 2.02, or (y) identifying Leases for substitution in accordance with Section
    ----                                                                -------
9.02.
----

          "Purchased Asset" means any Asset purchased pursuant to Section 2.01
           ---------------                                        ------------
and Section 2.02;  provided, however, that with respect to any Asset that is
    ------------   --------  -------
repurchased or substituted for by the Seller pursuant to Section 9.02, following
                                                         ------------
the Deal Agent's receipt of the repurchase price or substituted Asset for such Asset, the term "Purchased Asset" shall not include the Asset so repurchased or
                 ---------------
substituted for.

          "Purchased Interests" means, at any time, all then outstanding
           -------------------
Purchased Assets, Related Security with respect to such Purchased Assets, Lease Sale Assets, payments owing to the Seller or the Deal Agent (as applicable) under Interest Rate Hedges covering Purchased Assets and Collections with respect to, and other proceeds of, such Purchased Assets, including, without limitation, all Collections of a Purchased Asset relating to payments due thereunder at any time during the month in which such Asset became a Purchased Asset.

          "Purchaser" means EFCC, and any of its successors or permitted
           ---------
assignees.

          "Purchaser UCC Filing Requirement" means, with respect to any Lease,
           --------------------------------
that the Deal Agent shall have (i) filed all appropriate UCC financing statements executed by the Seller (Form UCC-1) in all applicable jurisdictions where the Equipment subject to such Lease is located, so that, if such Lease is a True Lease, the Purchaser would reasonably be expected to have a first priority perfected security interest in the Equipment subject to such Lease.

          "Rating Agency" means each of S&P, Moody's and DCR.
           -------------

          "Rating Agency Review Completion" means, the occurrence of the latest
           -------------------------------
to occur of the following three events: (a) the completion, to the sole satisfaction of the Deal Agent, of the diligence review of the transactions contemplated by the Facility Documents by each Rating Agency, the scope of which review would be consistent with the scope of review necessary for each Rating Agency to issue a letter confirming the rating of the commercial paper notes of EagleFunding, and may result in suggestions by the Rating Agencies for changes to the structure of such transactions (including, by way of example, and not limitation, possible modifications to (i) the definition of the term "Eligible Asset", (ii) the definition of the term "Deferred Purchase Price", (iii) funding and settlement procedures set forth in Article II, and (iv) requirements for Interest Rate Hedges); (b) the Purchase Limit hereunder shall exceed 100% of the aggregate amount of the "Supplemental Enhancement Commitments" of the Supplemental Enhancement Providers under the Initial Supplemental Enhancement Agreement; and (c) receipt by the Servicer of notice from the Deal Agent of the occurrence of the events described in clauses (a) and (b) above (which notice shall be required to be given by the Deal Agent promptly upon its obtaining actual knowledge of the occurrence thereof).

          "Records" means all Leases and other documents, books and records
           -------
(including without limitation, computer programs, tapes, discs and punch cards) maintained by Seller with respect to Leases and the related Obligors.

          "Related Security" means with respect to any Lease:
           ----------------

          (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of the Asset arising under such Lease, whether pursuant to such Lease or otherwise;

          (ii) the blanket assignment to the Deal Agent, for the benefit of the Purchaser, of all UCC financing statements covering any Equipment or covering any collateral securing payment of the Asset arising under such Lease;

          (iii) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Asset arising under such Lease, whether pursuant to the Lease related to such Asset or otherwise;

          (iv) all of LeaseVest's and the Originator's right, title and interest in, to and under the Equipment related to such Lease, whether as an ownership interest, as collateral security, or which was repossessed from an Obligor of an Asset to the extent that the outstanding balance of such Lease remains unpaid;

          (v)   all Records; and

          (vi) all Collections and other proceeds of the foregoing, including, without limitation, all insurance and condemnation proceeds and all security deposits related to the Equipment.

          "Residual Realization" means, with respect to any Equipment, the
           --------------------
amount received or receivable by the Seller or the Servicer upon the sale or other disposition of the Equipment, whether from the Obligor upon the exercise of any purchase option or from a sale or from insurance proceeds or otherwise.

          "Revolving Credit Agreement" means the Revolving Credit Agreement
           --------------------------
dated as of September 12, 1996, among the Originator, LeaseVest and FNBB, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

          "S&P" means Standard & Poor's Ratings Group and its successors.
           ---

          "Scheduled Termination Date" means October 31, 1999.
           --------------------------

          "Security Agreements" means any one or more agreements styled as a
           -------------------
"security agreement" or other similar agreements, made by the Purchaser in favor of a collateral agent for the benefit of one or more Liquidity Providers, Supplemental Enhancement Providers and/or the holders of the commercial paper notes of EFCC, evidencing the grant by EFCC of a security interest in and to its interests in the Purchased Assets, Equipment Collateral and under this Agreement in order to secure any obligations of EFCC to any such Persons.

          "Security Document" means a Lease whereby the Originator or LeaseVest
           -----------------
has, for purposes of applicable state commercial law, made a loan to the Obligor, which loan is secured by the Obligor's ownership interest in the related Equipment, and the lease or installment payments thereon represent repayment on such loan.

          "Seller" means BV Funding Corp., a Delaware corporation, in its
           ------
capacity as seller hereunder, together with its successors and permitted assigns.

          "Servicer"  means at any time the Person(s) then authorized pursuant
           --------
to Article VI to service, administer and collect the Purchased Assets.
   ----------

          "Servicer Advance" means an advance of any amounts by the Servicer for
           ----------------
the account of the Seller to the Purchaser as payment of any amounts owing by the Seller, as set forth in Section 2.06(b)(iii).
                            --------------------

          "Servicer Default" means any of the following events shall have
           ----------------
occurred:

          (a) The Servicer shall fail to make any payment or deposit to be made by it hereunder when due; or

          (b) The Servicer shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for five Business Days after written notice from the Deal Agent; or

          (c) Any representation or warranty made or deemed to be made by the Servicer (or any of its officers) under or in connection with this Agreement, any Asset Report, or any Purchase Request shall prove to have been false or incorrect in any material respect when made; provided, however, that if any such
                                             --------  -------
representation or warranty relates to an Asset which is repurchased by the Seller pursuant to Section 9.02 hereof, then the breach of such representation
                   ------------
or warranty shall not give rise to a Servicer Default under this subsection (c);
                                                                 --------------
or

          (d) (i) The Servicer shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Servicer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of a proceeding instituted by a party other than the Servicer, such proceeding shall continue undismissed, unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the Servicer's Board of Directors shall vote affirmatively to authorize any of the actions set forth in clause (i) above in this subsection (d); or
                                ----------               --------------

          (e) If the Servicer is the Originator or any Affiliate thereof, either of the Originator or LeaseVest shall fail to satisfy, at any time, any of the provisions of Section 8.3 of the Revolving Credit Agreement.

          "Servicer Fee" means a fee payable monthly in arrears to the Deal
           ------------
Agent for the account of the Servicer, equal to the product of (i) the average daily Eligible Assets Balance during such Purchase Period and (ii) the per annum rate of 1.0%.

          "Servicing Agreement" means the Servicing Agreement dated April 5,
           -------------------
1996 between Parish Financial Servicing Company, L.P. and BankVest Capital Corp., as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Servicing Agreement Assets" means all right, title and interest of
           --------------------------
the Seller (by way of assignment from the Originator or otherwise) in, to and under the Servicing Agreement and the Backup Servicing Agreement, including, without limitation, all obligations due and to become due to the Originator or the Seller thereunder.

          "Settlement Date"  means each of the Initial Purchase Date, the
           ---------------
twelfth day in December of 1996, and the twelfth day of each month thereafter (or, if such day is not a Business Day, the first following day that is a Business Day, unless that day falls in the next calendar month, in which case, the first preceding day which is a Business Day); provided, that (i) the Seller
                                                  --------
may, in its discretion, by notice to the Deal Agent, request that Settlement Dates occur more frequently than monthly and (ii) the Deal Agent may, in its discretion following the occurrence of an Event of Termination, by notice to the Seller, require that Settlement Dates occur more frequently than monthly.

          "Settlement Period" means the period commencing on the opening of
           -----------------
business of the Servicer on the Business Day next succeeding a Settlement Date, and ending on the close of business of the Servicer on the next Settlement Date to occur hereunder.

          "Stop Event" means the occurrence of an Event of Termination of the
           ----------
type described in Section 7.01(j) (without giving effect to any waiver thereof).
                  ---------------
For purposes of the Administration Agreement, this Stop Event shall be the sole Stop Event under this Agreement.

          "Subordinated Interest" means the subordinated undivided interest of
           ---------------------
the Seller in the Purchased Interests which undivided interest shall equal the Deferred Purchase Price.

          "Subsidiary" means, as to any Person, any corporation or other entity
           ----------
of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Supplemental Enhancement Agreements" means any one or more loan
           -----------------------------------
agreements styled as a "supplemental enhancement loan agreement" or other similar agreements, entered into by the Purchaser and one or more financial institutions at any time from and after the Initial Purchase Date, pursuant to which the Purchaser may from time to time make borrowings from such financial institutions secured by all or part of the Purchaser's right, title and interest in, to and under the Purchased Interests arising hereunder, as such agreements may from time to time be amended, restated, supplemented or otherwise modified (including, without limitation, the "Initial Supplemental Enhancement Agreement").

          "Supplemental Enhancement Fee" means a fee payable monthly in arrears
           ----------------------------
to the Deal Agent for the account of each Supplemental Enhancement Provider, equal to the product of (i) the average daily aggregate amount of the lending commitment (whether or not used) of such Supplemental Enhancement Provider under the applicable Supplemental Enhancement Agreement during the month then most recently concluded, and (ii) the relevant per annum rate set forth in the applicable Supplemental Enhancement Fee Letter.

          "Supplemental Enhancement Fee Letter" means, with respect to a
           -----------------------------------
Supplemental Enhancement Agreement, a fee letter making reference to such Supplemental Enhancement Agreement and entered into on or about the date of such Supplemental Enhancement Agreement among the Deal Agent, the Purchaser, the Seller and the relevant Supplemental Enhancement Provider (or an agent for a group of such Supplemental Enhancement Providers, as the case may be), as the same may from time to time be amended, restated, supplemented or otherwise modified (including, without limitation, the "Initial Supplemental Enhancement Fee Letter").

          "Supplemental Enhancement Provider" means any of the financial
           ---------------------------------
institutions from time to time party to any Supplemental Enhancement Agreement in a capacity as a supplemental enhancement lender to the Purchaser thereunder.

          "Taxes" has the meaning assigned to that term in Section 2.11(a).
           -----                                           ---------------

          "Termination Date" means the earliest of
           ----------------

          (i) that Business Day which the Seller designates as the Termination Date by written notice to the Deal Agent at least sixty (60) Business Days prior to such Business Day,

          (ii) that Business Day which the Deal Agent designates as the Termination Date by written notice to the Seller following the occurrence of an Event of Termination,

          (iii) the date of the reduction of the Purchase Limit to zero pursuant to Section 2.04,
        ------------

          (iv) any expiration, termination or other cancellation of the commitments of any of the Liquidity Providers or Supplemental Enhancement Providers under any Liquidity Agreement or Supplemental Enhancement Agreement (as applicable) if the effect of such expiration, termination or other cancellation is to cause the aggregate outstanding principal amount of such commitments at such time (whether or not drawn) to be less than 102% of the Purchase Limit in effect at any time,

          (v)   the automatic occurrence of the Termination Date pursuant to
     Section 7.01,
     ------------

          (vi)  the Scheduled Termination Date,

          (vii) the date occurring 120 days after the date hereof (the "Agency Cut-Off Date"), but only in the event that

                (A) Rating Agency Review Completion shall not have occurred prior to the Agency Cut-Off Date, or

                 (B) Rating Agency Review Completion shall have occurred prior to the Agency Cut-Off Date, and as a result of such review, one or more such Rating Agencies shall have proposed modifications to the transactions contemplated by the Facility Documents, which proposed modifications shall not have given rise to corresponding amendments to the Facility Documents in form and substance satisfactory to the Rating Agenc(ies) prior to the occurrence of the Agency Cut-Off Date, and

          (viii) the first date occurring after the date on which all of the Rating Agencies have issued ratings of the commercial paper notes of EFCC, on which such commercial paper notes (A) are not rated at least D-1 by DCR,
     (B) are not rated at least P-1 by Moody's, or (C) have been downgraded by S&P.

          "True Lease" means a Lease which is not a Security Document.
           ----------

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          "Up-Front Fee" means a fee payable by or on behalf of the Seller,
           ------------
pursuant to the Fee Letter, on the date of the initial Lease Purchase hereunder.

          "Voting Stock" has the meaning assigned to such term in the Revolving
           ------------
Credit Agreement.

          "Weighted Average Remaining Term" means, at any time, a term
           -------------------------------
(calculated in years) equal to:

                         E (P\\n\\ x T\\n\\)
                         //n//
                         ---------

                           ELRB

where:

     E         =    The mathematical symbol for summation. The summation is
                    computed from 1 to n, where n is the number of remaining
                    Periodic Installments of Rent which comprise all Eligible
                    Assets at such time.

     P\\n\\    =    The amount of the nth Periodic Installment of Rent which
                    comprises such Eligible Assets.

     T\\n\\    =    The remaining period, in years, from such time until the
                    scheduled due date of such nth Periodic Installment of Rent.

     ELRB      =    The Eligible Assets Balance at such time.


          "Yield" means, during any Purchase Period, the product of:
           -----

                                 YRT x C x ED
                                          ---
                                          360

where:

     C    =    the applicable Capital outstanding during such Purchase Period.

     YRT  =    the Yield Rate for such Purchase Period.

     ED   =    the actual number of days elapsed during such Purchase Period.


provided, however that (i) no provision of this Agreement shall require the
--------  -------
payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (ii) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

          "Yield Payment Date" means, with respect to each Purchase Period, the
           ------------------
last day of such Purchase Period.

          "Yield Rate" means, for any Purchase Period for all Capital allocated
           ----------
to such Purchase Period:

          (a) to the extent a Purchaser will be funding the applicable Purchase on the first day of such Purchase Period through the issuance of commercial paper, a rate equal to the CP Rate for such Purchase Period;

          (b) to the extent a Purchaser will not be funding the applicable Purchase on the first day of such Purchase Period through the issuance of commercial paper, a rate equal to the Alternative Rate for such Fixed Period or such other rate as the Deal Agent and the Seller shall agree to in writing;

provided, however, that (x) at all times following the occurrence and during the
--------  -------
continuation of a Stop Event or an Event of Termination, the "Yield Rate" shall
                                                              ----------
be a rate equal to the sum of the Base Rate at such time plus a per annum rate of 2.0%, and (y) for all Fixed Periods commencing prior to the occurrence of the Rating Agency Review Completion, the "Yield Rate"
                                                                     ----------
shall be a rate equal to the applicable Alternative Rate.

          SECTION 1.02.  Other Terms.  All accounting terms not specifically
                         -----------
defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.03.  Computation of Time Periods.  Unless otherwise stated
                         ---------------------------
in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."


                                  ARTICLE II

                      AMOUNTS AND TERMS OF THE PURCHASES

          SECTION 2.01.  Facility.  On the terms and conditions hereinafter set
                         --------
forth, the Purchaser shall make Purchases from the Seller from time to time during the period from the date the conditions precedent in Section 3.01 are
                                                            ------------
satisfied to the Termination Date. Each Lease Purchase shall constitute an assignment and sale by the Seller, and a purchase and acquisition by the Purchaser, of Purchased Interests, including, without limitation, designated Eligible Assets, Related Security and Collections with respect thereto. Under no circumstances shall the Purchaser make a Capital Purchase, if, after giving effect to such Capital Purchase, the aggregate outstanding Capital hereunder would exceed the Purchase Limit. Each Lease Purchase shall consist of the purchase of Eligible Assets with an aggregate Outstanding Balance of not less than $1,000,000, and each Capital Purchase shall be in a minimum amount of at least $1,000,000; provided, however, that the Purchase made on the Initial
                   --------  -------
Purchase Date shall be in a minimum amount of $6,500,000. If at any time a court characterizes the transactions hereunder as loans by the Purchaser to the Seller, then the Seller hereby pledges, grants a security interest in and assigns to the Deal Agent, for the benefit of the Purchaser, all of the right and title to and interest in the Purchased Interests, including the Purchased Assets and the Related Security, Collections and Equipment Collateral related thereto, as security for such loans and for the payment and performance of all obligations of the Seller hereunder.

          SECTION 2.02.  Making Purchases.
                         ----------------

          (a)  Purchases.  Purchases shall be made not more frequently than once
               ---------
every two weeks upon delivery to the Deal Agent of a Purchase Request at least three Business Days before the effective date of the requested Purchase (other than in the case of the initial Purchase Request hereunder, which may be delivered prior to 10:00 A.M. (Boston, Massachusetts time) on the Initial Purchase Date). Each Purchase Request for a Capital Purchase shall specify the increase to outstanding Capital as a result of such requested Capital Purchase. Each Purchase Request for a Lease Purchase shall specify (i) a list of all Leases under which new Assets which will constitute Purchased Assets arise, (ii) a list of Related Security with respect to such Assets, (iii) the amortization schedule of all such new Purchased Assets (together with a remaining amortization schedule for all other Purchased Assets), and (iv) the items listed in the form of Purchase Request attached at Exhibit E (i.e., the amount of
                                            ---------
outstanding Capital, the Loss Holdback, the Overconcentration Reserve, the Deferred Purchase Price, the Eligible Assets Balance, the Aggregate Outstanding Balance and the Weighted Average Remaining Term) in each case calculated after giving effect to such Lease Purchase. Each Purchase Request for a Capital Purchase shall specify the items listed in the form of Purchase Request attached at Exhibit E (i.e., the amount of outstanding Capital, the Loss Holdback, the
   ---------
Overconcentration Reserve, the Deferred Purchase Price, the Eligible Assets Balance, the Aggregate Outstanding Balance and the Weighted Average Remaining
Term) in each case calculated after giving effect to such Capital Purchase. On the date of each Capital Purchase, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Deal Agent
                                   -----------
at its address referred to in Section 2.07 the amount of such Capital Purchase
                              ------------
in same day funds, and after receipt by the Deal Agent of such funds, the Deal Agent will make such funds immediately available to the Seller in an account entitled "BV Funding Corp.", ABA #011-000-390, Account #523-02224, maintained at the office of FNBB located at 100 Federal Street, Boston, Massachusetts, 02110.

          (b)  Purchase Price; Deferred Purchase Price.  The purchase price for
               ---------------------------------------
the Purchased Interests subject to any Lease Purchase hereunder shall be composed of an immediate payment to the Seller consisting of a Capital Purchase and/or the reinvestment of Collections pursuant to Section 2.06(d) plus the
                                                   --------------- ----
Deferred Purchase Price allocable to such Lease Purchase. The amount of each Capital Purchase (whether in connection with a Lease Purchase or otherwise) shall be the amount requested by the Seller in the related Purchase Request but shall not exceed an amount equal to (i) the Aggregate Outstanding Balance (after giving effect to the Capital Purchase) minus (ii) the sum of (A) the outstanding
                                       -----
Capital (before giving effect to such Capital Purchase) and (B) the Deferred Purchase Price (after giving effect to any changes in the Deferred Purchase Price on such Purchase Date). After the Collection Date has occurred, the Purchaser shall, in full satisfaction of the Deferred Purchase Price, at its option either pay the Deferred Purchase Price to the holder of the Subordinated Interest or assign and sell to the holder of the Subordinated Interest, its respective remaining interest in the Purchased Interests and any remaining Collections without any representation or warranty, express or implied (other than a representation and warranty that such Purchased Interests are free and clear of any Adverse Claim created by or through the Purchaser, any Liquidity Provider or any Supplemental Enhancement Provider).

          SECTION 2.03.  Transfers of Interests in Leases.  Notwithstanding
                         --------------------------------
anything to the contrary contained in this Agreement, none of the Deal Agent, the Purchaser, any Liquidity Provider or any Supplemental Enhancement Provider shall have any affirmative obligation or liability with respect to any Purchased Asset or related Leases or any other Purchased Interests

(including, without limitation, any Interest Rate Hedges), nor shall any of them be obligated to perform any of the affirmative obligations of any of the Seller, LeaseVest or the Originator thereunder.

          SECTION 2.04.  Termination or Reduction of the Purchase Limit.  The
                         ----------------------------------------------
Seller may, upon at least five Business Days' notice to the Deal Agent, terminate in whole or reduce in part the unused portion of the Purchase Limit; provided, however, that each partial reduction shall be in an amount equal to
--------  -------
$1,000,000 or an integral multiple thereof.

          SECTION 2.05.  Selection of Purchase Periods.  At all times hereafter
                         -----------------------------
until the Termination Date, the Seller shall, subject to the Deal Agent's and the Purchasers' approval and the limitations described below, select (a) Purchase Periods and allocate a portion of the outstanding Capital to each selected Purchase Period, so that the outstanding Capital is at all times allocated to a Purchase Period and (b) Yield Rates to apply to such Capital for such Purchase Periods. The initial Purchase Period(s) and Yield Rate(s) applicable to the Capital arising as a result of the initial Purchase hereunder or any later Capital Purchase shall be specified in the Purchase Request relating to such Purchase described in Section 2.02(a). Each subsequent
                                       ---------------
Purchase Period shall commence on the last day of the immediately preceding Purchase Period, and the duration of and Yield Rate applicable to such subsequent Purchase Period shall be such as the Seller shall select and the Deal Agent shall approve on notice from the Seller received by the Deal Agent (including notice by telephone, confirmed in writing) not later than 10:00 A.M. (Boston, Massachusetts time) on such last day, except that (a) if the Deal Agent
                                               ------
and the Seller shall not have so mutually agreed before 10:00 A.M. (Boston, Massachusetts time) on such last day, such Purchase Period shall be one day and the applicable Yield Rate shall be the Adjusted Base Rate and (b) if the Seller is requesting that Yield accrue at the Adjusted Eurodollar Rate for such Purchase Period, and the Deal Agent and the Seller shall not have so mutually agreed before 10:00 A.M. (Boston, Massachusetts time) on the second Business Day prior to such last day, such Purchase Period shall be one day and the applicable Yield Rate shall be the Adjusted Base Rate. Any Purchase Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, that if Yield in respect of such
                         --------  -------
Purchase Period is computed by reference to the Adjusted Eurodollar Rate, and such next succeeding Business Day is in the next calendar month, then such Purchase Period shall end on the next preceding Business Day. In addition, whenever any Purchase Period as to which Yield accrues at the Adjusted Eurodollar Rate commences on the last Business Day in a month or on a day for which there is no numerically corresponding day in the month in which such Purchase Period ends, the last day of such Purchase Period shall occur on the last Business Day of the month in which such Purchase Period ends. Furthermore, if a CP Disruption Event shall have occurred and be continuing, the Purchaser, or the Deal Agent on its behalf, may, upon notice to the Seller, terminate any Purchase Period then in effect if the Purchaser has funded the Capital allocated to such Purchase Period by issuing its commercial paper notes. Any Purchase Period which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date. On or after the Termination Date, the Deal Agent shall have the right to allocate outstanding

Capital to Purchase Periods of such duration as shall be selected by the Deal Agent. The Purchaser shall, on the first day of each Purchase Period, notify the Deal Agent of the Yield Rate for the Capital allocated to such Purchase Period.

          SECTION 2.06.  Settlement Procedures.
                         ---------------------

          (a)  Asset Reports.  On or prior to the tenth day of each month (or,
               -------------
if such day is not a Business Day, the first following day that is a Business Day, unless that day falls in the next calendar month, in which case, the first preceding day which is a Business Day) commencing with December of 1996 (or at such other times and from time to time as may be reasonably requested by the Deal Agent), the Servicer shall prepare and forward to the Deal Agent for the Purchaser, an Asset Report, indicating the status of the Purchased Assets as of the close of business of the Servicer on the last day of the immediately preceding month (or as of such other date as the Deal Agent may request which is no fewer than ten Business Days prior to the date of the requested delivery of such Asset Report), together with such attachments as may be required by the Deal Agent thereunder, and setting forth, among other things, the payments made on the immediately preceding Yield Payment Date.

          (b)  Allocation of Collections and Other Amounts.
               -------------------------------------------

          (i)  Collections.  On each day, both before and after the Termination
               -----------
     Date, the Servicer or, if the Deal Agent has exercised its right under
     Section 6.03(a) to require the Collection Account Bank to remit all
     ---------------
     Collections of Purchased Assets deposited in the Collection Account directly to the Deal Agent, the Deal Agent, shall allocate Collections of Purchased Assets received in the Collection Account, or by the Deal Agent (as the case may be) on such day as follows:

               (1) Set aside and hold in trust for the Seller all amounts in respect of such Collections pertaining to (A) sales and use taxes and personal property taxes, and (B) premiums for insurance with respect to related Equipment purchased by the Obligor through the Originator or an Affiliate of the Originator, in each case to the extent the portion of the Collections described in clauses (A) and (B) of this paragraph (1) are separately invoiced to and identified by the Obligor to such uses; and

               (2) Set aside and hold in trust for the Purchaser and the Seller, all remaining Collections.

          (ii) Payments Under Interest Rate Hedges.  Each payment from the
               -----------------------------------
     applicable counterparty under an Interest Rate Hedge shall be set aside by the Servicer (or the Deal Agent, as the case may be) and held in trust for the Purchaser and the Seller.

          (iii) Servicer Advances.  To the extent that the amounts set aside
                -----------------
     for the Purchaser and the Seller pursuant to this Section 2.06(b) are at
                                                       ---------------
     any time insufficient to pay in full the amounts set forth in Sections
                                                                   --------
     2.06(c) or (d) below, the Servicer may make a Servicer Advance to satisfy
     -------    ---
     such deficiency if, and only if, the Servicer determines in good faith that such Servicer Advance will be recoverable from future Collections and payments under Interest Rate Hedges (such determination to be conclusive and binding).

          (c) Yield Payment Dates. On each Yield Payment Date, the Servicer or the Deal Agent shall pay to the Purchaser from the amounts set aside in respect of accrued Yield pursuant to Section 2.06(d) or (e) (as the case may
                                     ---------------    ---
be), an amount equal to the Yield due and payable on such Yield Payment Date.

          (d)   Pre-Termination Date.  On each Business Day occurring prior to
                --------------------
the Termination Date, out of amounts set aside for the Purchaser and the Seller pursuant to Section 2.06(b) (in all cases including any amounts received
            ---------------
pursuant to a Servicer Advance), the Servicer or the Deal Agent (as the case may
be) shall pay or retain (as the case may be), for application to the following items in the following order of priority:

          (i)   first, to the extent that the Servicer has previously made
                -----
     Servicer Advances which have not been repaid in full, to the Servicer, the amount of such outstanding Servicer Advances;

          (ii)  second, (A) if such day is a Settlement Date, to each
                ------
     counterparty under an Interest Rate Hedge, the net amount, if any, due to such counterparty thereunder as of such Settlement Date, and (B) if such day is not a Settlement Date, to be retained for the benefit of the Purchaser to the extent of any such accrued and unpaid amounts which are not then due and payable, based on estimated and actual information (as the case may be) provided by the Deal Agent to the Seller and the Servicer concerning the applicable weighted average Lease Discount Rate for all Purchased Assets, the Aggregate Fee Rate and the relevant commercial paper rate specified in Section 5.01(m), and not to be applied to any of the
                       ---------------
     following items;

          (iii) third, (A) if such day is a Yield Payment Date, for application
                -----
     to accrued Yield which is due and payable on such Yield Payment Date (if any), and (B) if such day is not a Yield Payment Date, to the extent of any accrued Yield which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Yield Payment Date, and not to be applied to any of the following items;

          (iv)  fourth, (A) if such day is a Settlement Date, for application to
                ------
     the Servicer in payment of the Servicer Fee (less, if applicable, any portion of the Servicer Fee allocated to the Collateral Custodian Fee in the event the Servicer is not the Collateral Custodian), and (B) if such day is not a Settlement Date, to the extent of any accrued Servicer Fee (less, if applicable, any portion of the Servicer Fee allocated to the Collateral Custodian Fee in the event the Servicer is not the Collateral Custodian) which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (v)    fifth, (A) if such day is a Settlement Date, for application to
                 -----
     the Collateral Custodian (if different than the Servicer) in payment of the Collateral Custodian Fee, and (B) if such day is not a Settlement Date, to the extent of any accrued Collateral Custodian Fee (if the Collateral Custodian is different than the Servicer) which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (vi)   sixth, (A) if such day is a Settlement Date, for application to
                 -----
     the Purchaser, in payment of the Program Fee, the Liquidity Fee and the Supplemental Enhancement Fee (as the case may be), on a pro rata basis in accordance with the then outstanding balance of each such fee, and (B) if such day is not a Settlement Date, to the extent of any accrued Program Fee, the Liquidity Fee and the Supplemental Enhancement Fee which is not due and payable (as the case may be), on a pro rata basis in accordance with the then outstanding balance of each such fee, to be retained for the benefit of the Purchaser until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (vii)  seventh, to the Purchaser, an amount equal to the sum of (A)
                 -------
     the excess, if any, of (x) outstanding Capital over (y) the Aggregate Outstanding Balance minus the Deferred Purchase Price (as of the end of the next preceding month, as set forth in the then applicable Asset Report) plus (B) any applicable Breakage Indemnity;
     ----

          (viii) eighth, if a Capital Purchase is occurring on such day, to the
                 ------
     Seller, an amount up to the immediately payable portion of the purchase price for the related Purchased Interests as described in Section 2.02(b);
                                                               ---------------
     and

          (ix)   ninth, to the Seller, all remaining amounts (if any) following
                 -----
     the payment or retention (as the case may be) of the amounts set forth in clauses (i) through (viii) above.
     -----------         ------

The Purchaser shall apply all amounts received or retained pursuant to clause
                                                                       ------
(vii) above (including any amounts received pursuant to a Servicer Advance) and,
-----
at the Seller's option, such other funds of the Seller, (x) first, to the
                                                            -----
payment of any Breakage Indemnity under clause (vii)(B) above, and (y) second,
                                        ---------------                ------
in reduction of outstanding Capital.

          (e)    Post-Termination Date.  On each Business Day on and after the
                 ---------------------
Termination Date, out of amounts set aside for the Purchaser and the Seller pursuant to Section 2.06(b) (in all cases including any amounts received
            ---------------
pursuant to a Servicer Advance), the Servicer or the Deal Agent (as the case may
be) shall pay or retain (as the case may be), for application to the following items in the following order of priority:

          (i)   first, (A) if such day is a Settlement Date, to each
                -----
     counterparty under an Interest Rate Hedge, the net amount, if any, due to such counterparty thereunder as of such Settlement Date, and (B) if such day is not a Settlement Date, to be retained for the benefit of the Purchaser to the extent of any such accrued and unpaid amounts which are not then due and payable, based on estimated and actual information (as the case may be) provided by the Deal Agent to the Seller and the Servicer concerning the applicable weighted average Lease Discount Rate for all Purchased Assets, the Aggregate Fee Rate and the relevant commercial paper rate specified in Section 5.01(m), and not to be applied to any of the
                       ---------------
     following items;


          (ii)  second, (A) if such day is a Yield Payment Date, for application
                ------
     to accrued Yield which is due and payable on such Yield Payment Date (if any), and (B) if such day is not a Yield Payment Date, to the extent of any accrued Yield which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Yield Payment Date, and not to be applied to any of the following items;

          (iii) third, (A) if such day is a Settlement Date, for application to
                -----
     the Servicer (if the Servicer is other than the Originator or an Affiliate of the Originator) in payment of the Servicer Fee (less, if applicable, any portion of the Servicer Fee allocated to the Collateral Custodian Fee in the event the Servicer is not the Collateral Custodian), and (B) if such day is not a Settlement Date (and if the Servicer is other than the Originator or an Affiliate of the Originator) to the extent of any accrued Servicer Fee (less, if applicable, any portion of the Servicer Fee allocated to the Collateral Custodian Fee in the event the Servicer is not the Collateral Custodian) which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (iv)  fourth, (A) if such day is a Settlement Date, for application to
                ------
     the Collateral Custodian (if different than the Servicer) in payment of the Collateral Custodian Fee, and (B) if such day is not a Settlement Date, to the extent of any accrued Collateral Custodian Fee (if the Collateral Custodian is different than the Servicer) which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (v)   fifth, (A) if such day is a Settlement Date, for application to
                -----
     the Purchaser, in payment of the Program Fee, and (B) if such day is not a Settlement Date, to the extent of any accrued Program Fee, to be retained for the benefit of the Purchaser until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (vi)  sixth, (A) if such day is a Settlement Date, for application to
                -----
     the Purchaser, in payment of the Liquidity Fee, and (B) if such day is not a Settlement Date, to the extent of any accrued Liquidity Fee, to be retained for the benefit of the Purchaser until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (vii)  seventh, (A) if such day is a Settlement Date, for application
                 -------
     to the Purchaser, in payment of the Supplemental Enhancement Fee, and (B) if such day is not a Settlement Date, to the extent of any accrued Supplemental Enhancement Fee, to be retained for the benefit of the Purchaser until the next succeeding Settlement Date, and not to be applied to any of the following items;

          (viii) eighth, to the Purchaser, an amount equal to the sum of (A)
                 ------
     the amount of outstanding Capital plus (B) any applicable Breakage
                                       ----
     Indemnity;

          (ix)   ninth, to the Servicer (if the Servicer is the Originator or an
                 -----
     Affiliate of the Originator) in payment of any amount of Servicer Fee then due and payable;

          (x)    tenth, to the Servicer, to the extent that the Servicer has
                 -----
     previously made Servicer Advances which have not been repaid in full, the amount of such outstanding Services Advances; and

          (xi)   eleventh, to the Seller, all remaining amounts (if any)
                 --------
     following the payment of the amounts set forth in clauses (i) through (x)
                                                       -----------         ---
     above.

The Purchaser shall apply all amounts received or retained pursuant to clause
                                                                       ------
(viii) above to the Purchaser (A) first, to the payment of any applicable
------                            -----
Breakage Indemnity, and (B) second, in reduction of outstanding Capital.
                            ------
Following the Collection Date, all Collections shall be payable to the holder of the Subordinated Interest in satisfaction of the Deferred Purchase Price.

          SECTION 2.07.  Payments and Computations, Etc.  All amounts to be paid
                         -------------------------------
or deposited by the Seller or the Servicer hereunder to or for the benefit of the Purchaser shall be paid or deposited in accordance with the terms hereof no later than 2:00 P.M. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to a special account at Bankers Trust Company (ABA #021-001-033, Acct. #01419647, Attn. Commercial Paper Group, Eagle Funding Capital Corporation, BankVest Collateral Account #21654), in the name of the Purchaser and maintained at Bankers Trust Company's office located at Four Albany Street, New York, New York 10006. All amounts to be paid or deposited by the Seller or the Servicer to or for the benefit of the Deal Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 2:00 P.M. (Boston, Massachusetts time) on the day when due in lawful money of the United States of America in immediately available funds to an account identified in writing to the Seller and the Servicer by the Deal Agent in the name of the Deal Agent and maintained at FNBB's office located at 100 Federal Street, Boston, Massachusetts 02110. The Seller shall, to the extent permitted by law, pay to the Purchaser interest on all amounts not paid or deposited when due hereunder (whether owing by the Seller individually or as Servicer) at 2.0% per annum above the Base Rate, payable on demand; provided,
                                                                    --------
however, that such interest rate shall not at any time exceed the maximum rate
-------
permitted by applicable law. Such interest shall be retained by the Purchaser except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution of such overdue amount to any applicable Liquidity Provider or Supplemental Enhancement Provider, in which case such interest accruing after such date shall be for the account of, and distributed by the Purchaser to such Liquidity Provider or such Supplemental Enhancement Provider. All computations of interest and all computations of Yield, Breakage Indemnity, Liquidity Fees, Program Fees, Liquidity Fees, Supplemental Enhancement Fees, Servicer Fees, Collateral Custodian Fees and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          SECTION 2.08.  Yield Protection.  (a)  If due to either:  (i) the
                         ----------------
introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation (other than laws or regulations relating to taxes) or (ii) the compliance by any Affected Party with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) or from any rating agency, (1) there shall be an increase in the cost to any Affected Party of accepting, funding or maintaining any Purchase hereunder, or agreeing to accept, fund or maintain any Purchase hereunder, (2) there shall be a reduction in the amount receivable with regard to any Purchased Asset or (3) any Affected Party shall be required to make a payment calculated by reference to the Purchased Asset purchased by it or Yield received by it, then the Seller shall, from time to time, immediately upon demand by the Deal Agent, pay the Deal Agent for the account of such Affected Party, that portion of such increased costs incurred, amounts not received or required payment made or to be made, which the Deal Agent determines is attributable to accepting, funding and maintaining any Purchase hereunder, or agreeing to accept, fund or maintain any Purchase hereunder. In determining such amount, the Deal Agent may use any reasonable averaging and attribution methods. The Deal Agent shall submit to the Seller a certificate as to such increased costs incurred, amounts not received or receivable or required payment made or to be made, which certificate shall, in the absence of manifest error, be conclusive and binding for all purposes.

          (b) If due to either: (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation (other than laws or regulations relating to taxes) or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) or from any rating agency, similar in nature to those described in subsection (a) above, any Affected Party is required to compensate any other Affected Party in connection with this Agreement, any Liquidity Agreement or any Supplemental Enhancement Agreement, or the funding or maintenance of a Purchase hereunder, then immediately upon demand by any such Affected Party, the Seller shall pay to such Affected Party, such additional amount or amounts as may be necessary to pay such other Affected Party the amounts due or to otherwise reimburse such other Affected Party for any amounts paid by it.

          SECTION 2.09.  Increased Capital.  (a)  If either (i) the introduction
                         -----------------
of or any change in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation or (ii) compliance by any Affected Party with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), or any rating agency, affects or would affect the amount of capital required or expected to be maintained by such Affected Party or such Affected Party determines that the amount of such capital is increased by or based upon the existence of the Purchaser's agreement to accept, fund or maintain Purchases hereunder and other similar agreements or facilities, then, upon demand by such Affected Party or the Deal Agent, the Seller shall immediately pay to such Affected Party or the Deal Agent for the account of such Affected Party from time to time, as specified by such Affected Party or the Deal Agent, additional amounts sufficient to compensate such Affected Party in light of such circumstances, to the extent that such Affected Party or the Deal Agent on behalf of such Affected Party reasonably determines such increase in capital to be allocable to the existence of the Purchaser's agreements hereunder. A certificate as to such amounts submitted to the Seller by such Affected Party or the Deal Agent, shall, in the absence of manifest error, be conclusive and binding for all purposes.

          (b) If either (i) the introduction of or any change in or in the interpretation by any governmental or regulatory authority or agency of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), or any rating agency, under events or circumstances similar to those described in subsection (a) above, any Affected Party is required to compensate any other Affected Party in connection with this Agreement, any Liquidity Agreement or any Supplemental Enhancement Agreement, or the funding or maintenance of a Purchase hereunder, then immediately upon demand by any such Affected Party, the Seller shall pay to such Affected Party, such additional amount or amounts as may be necessary to pay such other Affected Party the amounts due or to otherwise reimburse such other Affected Party for any amounts paid by it.

          SECTION 2.10.  Grant of Security Interest in Equipment Collateral.
                         --------------------------------------------------
(a) As security for the payment and performance of all of the obligations of the Seller hereunder and as additional enhancement to enable the Purchaser to fully recover Capital and accrued and unpaid Yield and fees, the Seller hereby grants to the Deal Agent, for the benefit of the Purchaser, a security interest in all of the Seller's right, title and interest in and to the following, whether now owned or hereafter acquired and whether now existing or hereafter arising (the "Equipment Collateral"): All Equipment which is the subject of any Purchased Asset and substitutions therefor and products and proceeds thereof, including, without limitation, all payments under insurance (whether or not the Deal Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

          (b) At any time, upon the request of the Deal Agent, the Seller shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the execution and filing of such financing or continuation statements, or amendments thereto or assignments thereof), that may be necessary or desirable, or that the Deal Agent may request, in order to perfect and protect any security interest granted or purported to be granted to the Deal Agent hereunder or to enable the Deal Agent to exercise and enforce its rights and remedies hereunder with respect to any Equipment Collateral. The Seller hereby authorizes the Deal Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any part of the Equipment Collateral now existing or hereafter arising without the signature of the Seller where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Equipment Collateral or any part thereof shall be sufficient as a financing statement. The Seller will furnish to the Deal Agent from time to time statements and schedules further identifying and describing the Equipment Collateral and such other reports in connection with the Equipment Collateral as the Deal Agent may request, all in reasonable detail.

          SECTION 2.11.  Taxes.  (a)  Any and all payments to an Affected Party
                         -----
hereunder shall be made, in accordance with Section 2.06, free and clear of and
                                            ------------
without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of an Affected Party, net income taxes that are imposed
---------
by the United States and franchise taxes and net income taxes that are imposed on such Affected Party by the state or foreign jurisdiction under the laws of which such Affected Party is organized or in which it is otherwise doing business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Seller or the Servicer shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Affected Party, (i) the Seller shall make an additional payment to such Affected Party, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11), such Affected Party receives an amount equal to the
           ------------
sum it would have received had no such deductions been made, (ii) the Seller or the Servicer, as the case may be, shall make such deductions and (iii) the Seller or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support in connection with this Agreement or the funding or maintenance of any Purchases hereunder, any Affected Party is required to compensate any other Affected Party in respect of taxes under circumstances similar to those described in this Section 2.11,
                                                                ------------
then immediately upon demand by such Affected Party, the Seller shall pay to such Affected Party such additional amount or amounts as may be necessary to pay such other Affected Party the amounts due or to otherwise reimburse such other Affected Party for any amounts paid by it.


                                  ARTICLE III

                            CONDITIONS OF PURCHASES

          SECTION 3.01.  Conditions Precedent to Initial Purchase.  The initial
                         ----------------------------------------
Capital Purchase and Lease Purchase shall be subject to the condition precedent that the Deal Agent shall have received the following, each in form and substance satisfactory to the Deal Agent:

          (a)  This Agreement executed by each party hereto;

          (b) A copy of the resolutions of the Board of Directors of the Seller approving this Agreement, the Lease Sale Agreement and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (c) The Certificate of Incorporation of the Seller certified by the Secretary of State of Delaware;

          (d) Good Standing Certificates for the Seller issued by the Secretaries of State of the States of Arkansas, Arizona, California, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Kansas, Maine, Maryland, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Washington, Wisconsin and Wyoming and by the Secretaries of the Commonwealths of Massachusetts, Pennsylvania and Virginia;

          (e) A certificate of the Secretary or Assistant Secretary of the Seller certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Lease Sale Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Deal Agent and the Purchaser may conclusively rely until such time as the Deal Agent shall receive from the Seller a revised certificate meeting the requirements of this subsection (e)) and (ii) a copy of the Seller's by-laws;

          (f) Acknowledgment copies as duly filed of proper UCC-1 Financing Statements (executed by LeaseVest, the Originator and/or the Seller, as applicable), as may be necessary or, in the opinion of the Deal Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Originator's, the Seller's, the Deal Agent's and the Purchaser's respective interests in all Assets, Equipment Collateral and (subject to Section 6.05
                                                              ------------
hereof) Related Security in which an interest may be assigned hereunder or under the Lease Sale Agreement;

          (g)  Certified copies of Requests for Information or Copies (Form UCC-
11) (or a similar search report certified by a party acceptable to the Deal Agent), dated a date reasonably near to the date of the initial Purchase, listing all effective financing statements which name the Seller, the Originator or LeaseVest (under their respective present names, and any previous names or tradenames) as debtor and which are filed in the jurisdictions in which filings were made pursuant to subsection (f) of this Section 3.01, together with copies of
                                        ------------
such financing statements;

          (h) The Collection Account Agreement executed by the Seller, the Servicer and the Originator and acknowledged and agreed to by the Collection Account Bank together with an acknowledgment and authorization executed by the Deal Agent;

          (i) A copy of the Lock-Box Agreement executed by each of the parties thereto;

          (j) The Lease Sale Agreement, executed by the Seller, LeaseVest and the Originator;

          (k) A copy of the resolutions of the Board of Directors of the Originator approving the Lease Sale Agreement and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (l) The Certificate of Incorporation of the Originator certified by the Secretary of the Commonwealth of Massachusetts;

          (m) Good Standing Certificates for the issued by the Secretaries of State of the States of Arkansas, Connecticut, Rhode Island, California, Vermont, Georgia, Maine, North Carolina, Florida, Maryland, Michigan, Minnesota, Mississippi, Missouri, Tennessee, Washington, Oregon and Kansas, and by the Secretaries of the Commonwealths of Massachusetts, Pennsylvania and Virginia;

          (n) A certificate of the Secretary or Assistant Secretary of the Originator certifying (i) the names and true signatures of the officers authorized on its behalf to sign the Lease Sale Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Deal Agent and the Purchaser may conclusively rely until such time as the Deal Agent shall receive from the Originator a revised certificate meeting the requirements of this subsection (n)) and (ii) a copy of the Originator's by-laws;

          (o) An opinion of Goldstein & Manello, P.C., counsel for the Originator and the Seller, as to enforceability, no conflict with laws and agreements, perfection, priority, and such corporate and other matters as the Deal Agent may reasonably request;

          (p) An opinion of Goldstein & Manello, P.C., counsel for the Originator and the Seller, as to true sale, non-consolidation, non-rejection and such other matters as the Deal Agent may reasonably request;

          (q) A copy of the resolutions of the Board of Directors of LeaseVest approving the Lease Sale Agreement and the other Facility Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (r) The Certificate of Incorporation of LeaseVest certified by the Secretary of the Commonwealth of Massachusetts;

          (s) Good Standing Certificates for LeaseVest issued by the Secretaries of State of the States of Delaware, Indiana, Nebraska, New Hampshire, New Jersey, New York, South Carolina and West Virginia;

          (t) A certificate of the Secretary or Assistant Secretary of LeaseVest certifying (i) the names and true signatures of the officers authorized on its behalf to sign the Lease Sale Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Deal Agent and the Purchaser may conclusively rely until such time as the Deal Agent shall receive from LeaseVest a revised certificate meeting the requirements of this subsection (t)) and (ii) a copy of LeaseVest's by-laws;

          (u) A copy of the Interest Rate Hedge Agreement entered into by the Seller and a counterparty satisfying the requirements of Section 5.01(m), in
                                                         ---------------
form and substance satisfactory to the Deal Agent and otherwise meeting the requirements of Section 5.01(m), together with an executed Interest Rate Hedge
                ---------------
Assignment relating thereto executed by the Seller and an Interest Rate Hedge Assignment Agreement, executed by such counterparty;

          (v) A copy of each of the Initial Supplemental Enhancement Agreement and the Initial Security Agreement, in each case executed by each of the parties thereto;

          (w) A copy of the Administrative Services and Lease and Operating Agreement, dated as of September 30, 1996, between the Originator and the Seller, executed by each of the parties thereto; and

          (x) A copy of the Tax Allocation and Sharing Agreement, dated as of September 30, 1996, among each of the Originator, the Seller and LeaseVest, executed by each of the parties thereto.

          SECTION 3.02.  Conditions Precedent to All Purchases. Each Purchase
                         -------------------------------------
(including the initial Capital Purchase and Lease Purchase) from the Seller by the Purchaser shall be subject to the further conditions precedent that:

          (a) on or prior to the date thereof, the Servicer shall have delivered (i) to the Deal Agent, (1) a completed Purchase Request in accordance with Section 2.02, (2) a duly completed Asset Report for the most recently ended month, and (3) with respect to each Lease Purchase, evidence, in form and substance reasonably satisfactory to the Deal Agent, that the Seller has entered into Interest Rate Hedges satisfying the terms of this Agreement and in a notional amount equal to the aggregate Outstanding Balance of the Eligible Assets subject to such Lease Purchase (together, for any Interest Rate Hedges the counterparty of which is not FNBB, with an Interest Rate Hedge Assignment Acknowledgment duly executed by such counterparty and concurrently delivered to the Deal Agent), and (ii) with respect to each Lease Purchase, to the Collateral Custodian, the single original copy of each Lease under which the Assets to be included in such Purchase arose;

          (b) all amounts then due and payable under the Facility Documents have been paid (including, in connection with the initial Lease Purchase to made hereunder, the Up-Front Fee);

          (c) all Adverse Claims with respect to the Purchased Assets, Equipment Collateral and Related Security shall have been released; and

          (d) on the date of each Purchase the following statements shall be true and the Seller by accepting the amount for a Capital Purchase or by receiving the proceeds of reinvested Collections in consideration for a Purchase pursuant to Section 2.06(d) shall be deemed to have certified that:

          (i)  The representations and warranties contained in Section 4.01 are
                                                               ------------
     correct on and as of such day as though made on and as of such date, and

          (ii) No event has occurred and is continuing, or would result from such Purchase which constitutes an Event of Termination or would constitute an Event of Termination but for the requirement that notice be given or time elapse or both.



                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the Seller.  The
                         --------------------------------------------
Seller represents and warrants as follows:

          (a)  Due Incorporation and Good Standing.  The Seller is a corporation
               -----------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and in good standing, in the Commonwealth of Massachusetts and in every other jurisdiction in which the nature of its business requires it to be so qualified.

          (b)  Due Authorization and No Conflict.  The execution, delivery and
               ---------------------------------
performance by the Seller of this Agreement, the Lease Sale Agreement and all other Facility Documents to which it is a party, and the transactions contemplated hereby and thereby, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action on the part of the Seller, do not contravene (i) the Seller's charter or by-laws,
(ii) any law, rule or regulation applicable to the Seller, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on the Seller or its property or (iv) any order, writ, judgment, award, injunction or decree binding on the Seller or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other material agreement binding on the Seller or its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and the Lease Sale Agreement have been duly executed and delivered on behalf of the Seller.

          (c)  Governmental Consent.  No authorization or approval or other
               --------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Agreement, the Lease Sale Agreement or any other agreement, document or instrument to be delivered by it hereunder, except for filings under the UCC.

          (d)  Enforceability of Facility Documents.  This Agreement and each
               ------------------------------------
other Facility Document to be delivered by the Seller in connection herewith constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms.

          (e)  No Litigation.  There are no actions, suits or proceedings
               -------------
pending, or to the knowledge of the Seller threatened in writing, against the Seller, or the property of the Seller, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by the Seller in connection therewith; or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. The Seller is not in default with respect to any order of any court, arbitrator or governmental body.

          (f)  Perfection of Interest in Purchased Asset.  Each Purchased Asset
               -----------------------------------------
shall, together with the Lease related thereto, at all times, be owned by the Seller free and clear of any Adverse Claim except as provided herein or arising as a result of any action taken by the Purchaser or any assignee thereof, and upon each Purchase, the Purchaser shall acquire a valid and perfected first priority interest in each Purchased Asset then existing or thereafter arising and in the Related Security, Collections and Equipment Collateral with respect thereto (subject, in the case of Related Security, to Section 6.05 and, in the
                                                      ------------
case of Equipment Collateral, to Section 2.10), in each case free and clear of
                                 ------------
any Adverse Claim except as provided herein or arising as a result of any action taken by the Purchaser or any assignee thereof; and no effective financing statement or other instrument similar in effect, filed or permitted to be filed by the Seller, covering any Purchased Asset, the Related Security, Collections or the Equipment Collateral with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Deal Agent in accordance with this Agreement, and, with respect to the Equipment Collateral, such financing statements as may be filed against the related Obligor in favor of the Originator.

          (g)  Accuracy of Information.  No Asset Report or Purchase Request (if
               -----------------------
prepared by the Seller) furnished or to be furnished by the Seller to the Deal Agent, the Purchaser, any Liquidity Provider or any Supplemental Enhancement Provider in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated, or as of the date so furnished.

          (h)  Location of Chief Executive Office and Records.  The chief place
               ----------------------------------------------
of business and chief executive office of the Seller are located at the address of the Seller referred to in Section 10.02 hereof and the locations of the
                             -------------
offices where the Seller keeps all the Records are listed on Exhibit F (or at
                                                             ---------
such other locations, notified to the Deal Agent in accordance with Section
                                                                    -------
5.01(f), in jurisdictions where all action required by Section 6.05 has been
-------                                                ------------
taken and completed).

          (i)  Lock-Box Bank Information.  Except as otherwise agreed by the
               -------------------------
Deal Agent, and in the case of occasional inadvertent errors on the part of one or more Obligors (which errors are immaterial in the aggregate with respect to the Purchased Assets taken as a whole): (A) PNC Bank, N.A., in its capacity as the Lock-Box Bank, is the only bank to which Collections of Purchased Assets are remitted by Obligors, (B) account number 10-1093-3415 at such Lock-Box Bank is the only Lock-Box Account to which Collections of Purchased Assets are so remitted, (C) the Post Office Box is the only post-office box to which Collections of Purchased Assets are remitted by Obligors, and (D) none of the Originator, LeaseVest, the Servicer, the Seller, the Lock-Box Bank or Parrish Financial Servicing Company, L.P. shall have given any contrary instructions to any Obligor.

          (j)  No Tradenames.  The Seller has no tradenames, fictitious names,
               -------------
assumed names or "doing business as" names.

          (k)  Separate Corporate Existence.  The Seller is operated as an
               ----------------------------
entity with assets and liabilities distinct from those of the Originator and any other Affiliates of the Seller, and the Seller hereby acknowledges that the Deal Agent and the Purchaser are entering into the transactions contemplated by this Agreement in reliance upon the Seller's identity as a separate legal entity from the Originator and each such Affiliate. Since its incorporation, the Seller has been operated in such a manner as to comply with the covenants set forth in
Section 5.01(l).
---------------

          (l)  Investments.  The Seller does not own or hold, directly or
               -----------
indirectly, any capital stock or equity security of, or any equity interest in, any Person.

          (m)  Facility Documents.  The Facility Documents are the only
               -------------------
agreements pursuant to which the Seller purchases and receives contributions of Leases, Assets or any other accounts receivable from either of the Originating Parties, and the Facility Documents represent all material agreements between either or both of the Originating Parties on the one hand, and the Seller on the other. Upon the purchase and/or contribution of each Asset pursuant to the Lease Sale Agreement, the Seller shall be the lawful owner of, and have good and marketable title to, such Asset and all assets relating thereto (including, without limitation, all related Equipment in the case of a True Lease), free and clear of any Adverse Claims. All such assets are transferred without recourse to the Originator or LeaseVest except as described in the Lease Sale Agreement.

          (n)  Business.  Since its incorporation, the Seller has conducted no
               --------
business other than the purchase and receipt of Assets and related assets from the Originator under the Lease Sale Agreement, the sale of Purchased Interests under this Agreement to finance any such Purchases, and such other activities as are incidental to the foregoing.

          (o)  Taxes.  The Seller has filed or caused to be filed all Federal,
               -----
state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes prior to such taxes becoming delinquent, other than any taxes or assessments the validity of which are being contested in good faith by appropriate proceedings.

          (p)  Solvency.  The Seller is not "insolvent" (as such term is defined
               --------
in ?101(32)(A) of the Bankruptcy Code.

          (q)  Software.  Except as set forth in the Lease Sale Agreement, each
               --------
of (i) the Seller and (ii) the Servicer has the right (whether by license, sublicense or assignment) to use all of the computer software used by the Servicer and/or the Originator to account for the Purchased Assets to the extent necessary to administer the Purchased Assets, and to assign (by way of sale or collateral) or sublicense such rights to use all of such software to the Deal Agent and the Purchaser.

          (r)  Investment Company Act.  The Seller is not, and is not controlled
               ----------------------
by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (s)  Use of Proceeds.  All proceeds of the Purchases will be used by
               ---------------
the Seller to fund its purchase obligations under the Lease Sale Agreement and to pay ordinary operating expenses incurred in connection therewith, and no proceeds of any Purchase will be used by the Seller (i) for a purpose which violates, or would be inconsistent with, Regulation G, T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (t)  Purchaser UCC Filing Requirement.  At the time of any
               --------------------------------
determination hereunder, the Purchaser UCC Filing Requirement shall have been satisfied in respect of Eligible

Assets having an aggregate Outstanding Balance constituting greater than 70% of the Aggregate Outstanding Balance then in effect.

          SECTION 4.02.  Representations and Warranties of the Servicer.  The
                         ----------------------------------------------
Servicer represents and warrants as follows:

          (a)  Due Incorporation and Good Standing.  The Servicer is a
               -----------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

          (b)  Due Authorization and No Conflict.  The execution, delivery and
               ---------------------------------
performance by the Servicer of this Agreement, the Lease Sale Agreement and all other agreements, instruments and documents to be delivered by it hereunder, and the transactions contemplated hereby and thereby, are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action on the part of the Servicer, do not contravene (i) the Servicer's charter or by-laws, (ii) any law, rule or regulation applicable to the Servicer, (iii) any material contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other material agreement or instrument binding on the Servicer or its property or (iv) any material order, writ, judgment, award, injunction or decree binding on the Servicer or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease mortgage, security agreement, bond, note or other material agreement binding on the Servicer or its properties. This Agreement and the Lease Sale Agreement have been duly executed and delivered on behalf of the Servicer.

          (c)  Governmental Consent.  No authorization or approval or other
               --------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Servicer of this Agreement, the Lease Sale Agreement or any other agreement, document or instrument to be delivered by it hereunder.

          (d)  Enforceability of Facility Documents.  This Agreement and each
               ------------------------------------
other Facility Document to be delivered by the Servicer in connection herewith constitute the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with their respective terms.

          (e)  No Litigation.  There are no actions, suits or proceedings
               -------------
pending, or to the knowledge of the Servicer threatened in writing, against or affecting the Servicer, or the property of the Servicer, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Facility Document or any action to be taken by the Servicer in connection therewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Facility Documents. The Servicer is not in default with respect to any order of any court, arbitrator or governmental body.

          (f)  Accuracy of Information.  No Asset Report or Purchase Request (if
               -----------------------
prepared by the Servicer), furnished or to be furnished by the Servicer to the Deal Agent, the Purchaser or any Liquidity Provider in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated, or as of the date so furnished.

          (g)  Financial Statements.  The audited balance sheet of the
               --------------------
Originator as at June 30, 1996, and the related statements of income and cash flow of the Originator for the year period then ended, certified by its chief financial officer, copies of which have been furnished to the Deal Agent, present fairly in all material respects the financial position of the Originator at such date and the results of the operations of the Originator for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since June 30, 1996, there has been no material adverse change in any such condition or operations.


                                   ARTICLE V

                               GENERAL COVENANTS

          SECTION 5.01.  Affirmative Covenants of the Seller.  From the Initial
                         -----------------------------------
Purchase Date until the later of the Termination Date or the Collection Date, the Seller shall, unless the Deal Agent shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               --------------------------
all applicable laws, rules, regulations and orders with respect to all Assets and related Leases.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires it to be so qualified.

          (c)  Audits.  From time to time during each calendar quarter, upon
               ------
reasonable prior written notice to the Seller and during regular business hours, permit the Deal Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records, and (ii) to visit the offices and properties of the Seller for the purpose of examining such Records, and to discuss matters relating to the Assets or the Seller's performance hereunder with any of the officers or employees of the Seller having knowledge of such matters and with the Seller's independent public accountants.

          (d)  Keeping of Records and Books of Account.  Maintain and implement
               ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Assets in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Assets (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Asset).

The original counterpart of each Lease subject to a Lease Purchase hereunder shall be delivered to the Collateral Custodian and all other Records relating thereto shall be held by the Servicer; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Deal Agent and the Purchaser therein.

          (e)  Performance and Compliance with Assets and Leases.  At its
               -------------------------------------------------
expense timely and fully perform and comply, in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Leases related to the Purchased Asset.

          (f)  Location of Records.  Keep its chief place of business and chief
               -------------------
executive office, and the offices where it keeps the Records, at the address(es) of the Seller referred to in Section 4.01(h), or, in any such case, upon 30
                             ---------------
days' prior written notice to the Deal Agent, at such other locations within the United States where all action required by Section 6.05 shall have been taken
                                           ------------
and completed.

          (g)  Credit and Collection Policies.  Comply in all material respects
               ------------------------------
with its Credit and Collection Policy in regard to each Purchased Asset and the related Lease.

          (h)  Collections.  Instruct all Obligors of Purchased Leases to cause
               -----------
all Collections to be deposited directly to the Lock-Box Account (and in the case of any payments made by mail, to the related Post Office Box) and if the Seller shall receive any Collections (including, without limitation, any Collections deemed to have been received pursuant to Section 9.02), the Seller
                                                     ------------
shall remit such Collections to the Collection Account within one Business Day following the Seller's receipt thereof.

          (i)  Posting of Collections and Assets.  Apply all Collections to the
               ---------------------------------
applicable Assets pursuant to the terms of Section 6.06 and modify its general
                                           ------------
trial balance to reflect such Collections, in each case, within one Business Day following the Seller's or the Servicer's receipt of information in respect of such Collections but in no event more than five Business Days after the earliest date on which such Collections are deposited in the Lock-Box Account or otherwise received by the Servicer or the Seller.

          (j)  Obligor UCC Filing Requirement.  Comply with the Obligor UCC
               ------------------------------
Filing Requirement.

          (k)  Facility Documents.  Comply in all material respects with the
               ------------------
terms of and employ the procedures outlined in and enforce its rights with respect to the obligations of the Originator and/or LeaseVest under the Lease Sale Agreement, and all of the other Facility Documents to which it is a party.

          (l)  Separate Corporate Existence.  Take all reasonable steps it deems
               ----------------------------
necessary or advisable to maintain the Seller's identity as a separate legal entity from the Originator and any of its other Affiliates, and to not mislead others as to the separate identity of Seller and the

Originator. Without limiting the generality of the foregoing and in addition to and consistent with the covenants set forth in Sections 5.01(b) and 5.01(k), the
                                               ----------------     -------
Seller shall:


          (i) constitute a limited purpose corporation whose activities are restricted in its certificate of incorporation;

          (ii) not permit the direct involvement by the Originator or any other Affiliate of the Originator in the day-to-day management of the Seller (other than permitting employees, officers and directors of the Originator to serve as employees, officers and directors of the Seller and to take such acts and do such things in connection therewith as such persons deem reasonable or necessary under the circumstances to faithfully fulfill their duties as officers, directors and employees of Seller, or as they are required to take or do by any applicable law, rule or regulation, or by the order, decree or judgment of any court, arbitrator or governmental body);

          (iii) other than activities undertaken pursuant to the Lease Sale Agreement and this Agreement and the other Facility Documents, not engage in intercorporate transactions with the Originator or any other Affiliate of the Originator, other than transactions in the ordinary course of business between a parent corporation and its subsidiary;

          (iv) maintain separate corporate records and books of account from the Originator and the other Affiliates of the Originator, hold corporate meetings and otherwise observe corporate formalities;

          (v) prepare its financial statements separately from those of its other Affiliates and insure that any consolidated financial statements and books and records of the Originator that include the Seller have notes to the effect that the Seller is a separate corporate entity and that the Seller's creditors have a claim on its Assets prior to those Assets becoming available to any creditors of the Originator;

          (vi) not commingle its funds (other than those deposited into the Lock-Box Account) or other Assets of the Seller with those of any other Affiliate, and not hold its Assets in any manner that would create an appearance that such Assets belong to any other Affiliate, and will not maintain bank accounts or other depository accounts (other than the Lock-Box Account) to which any Affiliate is an account party, into which any Affiliate makes deposits or from which any Affiliate has the power to make withdrawals;

          (vii) pay its own expenses and obligations out of its own funds and Assets, other than expenses incurred in connection with the closing of the transactions contemplated by this Agreement and the other Facility Documents and as provided in the Interest Rate Settlement Agreement;

          (viii) not permit the Originator or any Affiliate of the Originator (other than in connection with any Lock-Box Account) to (A) guaranty any of the Seller's obligations or (B) advance funds to the Seller for the payment of expenses or otherwise (other than in connection with Servicer Advances);

          (ix) not pay any expenses, guaranty any obligations or advance funds for the payment of expenses or obligations of the Originator or any other Affiliate of the Originator;

          (x) conduct all business correspondence of the Seller and other communications in the Seller's own name on its own stationery;

          (xi) not permit the Originator or any other Affiliate of the Originator to act as an agent of the Seller in any capacity (except as Servicer hereunder) and not itself act as an agent for the Originator, but instead present itself to the public as a corporation separate from the Originator, independently engaged in the business of purchasing and selling Leases;

          (xii) maintain one independent director at all times who shall at no time be a shareholder, director, officer, employee, Affiliate or associate of any shareholder of the Originator as provided in its articles of incorporation; and

          (xiii) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion of Seller's counsel described in Section 3.01(p) remain true and correct at all times.
                  ---------------

          (m)  Interest Rate Hedges.  (A) Concurrently with each Lease Purchase
               --------------------
hereunder, enter into an Interest Rate Hedge with such counterparties and on such terms as shall satisfy the requirements of clause (B) below, and transfer, assign and otherwise convey to the Deal Agent all of the Seller's rights in, to and under such Interest Rate Hedge pursuant to an Interest Rate Hedge Assignment together with an Interest Rate Hedge Assignment Acknowledgment executed by the relevant Interest Rate Hedge counterparty; and

                 (B) Maintain, at all times, with respect to each Lease Purchase and the Eligible Assets subject thereto, Interest Rate Hedges (i) between the Seller and either FNBB, and/or such other counterparties as may be acceptable to the Deal Agent and have a long-term rating of at least AA- from S&P, Aa3 from Moody's, AA- from DCR (if rated by DCR) and a short-term rating of at least A-1 from S&P, P-1 from Moody's and D-1 from DCR (if rated by DCR), (ii) with an aggregate notional amount not less than the product of (A) a factor of 0.93, (B) the aggregate Outstanding Balance of such Eligible Assets, and (C) a factor of 0.88, and (iii) with respect to which the Seller makes periodic payments to the applicable counterparty (solely on a net basis from funds available under
Section 2.06(d)(ii) or Section 2.06(e)(i), as the case may be) by reference to A
-------------------    ------------------
fixed rate equal to (1) the applicable Lease Discount Rate minus (2) the
                                                           -----
applicable Aggregate Fee Rate, and the counterparty makes periodic payments to the Seller or (to the extent the Deal Agent has required such counterparty to remit such payments directly to the Deal Agent) to the Deal Agent (in either case, solely on a net basis) by reference to a rate equal during any month to the daily average during such month of the money market yields of the rate set forth in H.15 (519) for 30 day maturities under the caption "Commercial Paper"; and

                 (C) Deliver prior written notice to each of the Rating Agencies then rating the commercial paper notes of the Purchaser (if any), of the Seller's entry into one or more Interest Rate Hedges with a Person other than FNBB.

          (n)  Search Updates.  Without limiting any other rights of the Deal
               --------------
Agent hereunder, obtain (or cause the Servicer to obtain), at the expense of the Seller, and deliver to the Deal Agent, within ten Business Days of the close of each fiscal quarter of each fiscal year of the Seller (or promptly upon the reasonable request of the Deal Agent if required on a more frequent basis by the Deal Agent) certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Deal Agent), listing all effective financing statements which name LeaseVest, the Originator or the Seller (under their respective present names, and any previous names or tradenames) as debtor and which are filed in any jurisdiction in which filings would be required to be made under the UCC of any applicable jurisdiction in order to perfect (by filing a financing statement) a security interest in chattel paper owned by such Person, together with copies of such financing statements (which search reports may be "bringdowns" of any earlier search report executed against any such Person in the same jurisdiction).

          (o)  Fair Selection.  In connection with each Lease Purchase
               --------------
hereunder, select Eligible Assets for inclusion in such Lease Purchase on a basis which is not adverse to any of the Purchaser or the Deal Agent.

          SECTION 5.02.  Reporting Requirements of the Seller.  From the Initial
                         ------------------------------------
Purchase Date until the later of the Termination Date or the Collection Date, the Seller will, unless the Deal Agent shall otherwise consent in writing, furnish to the Deal Agent:

          (a) as soon as possible and in any event within five Business Days after the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, the statement of the chief financial officer, chief accounting officer or treasurer of the Seller setting forth details of such Event of Termination or event and the action which the Seller proposes to take with respect thereto;

          (b) on or before the first Settlement Date in each month, a report summarizing the portfolio of Interest Rate Hedges as of such day, setting forth the information contained in, and substantially in the form of, the report attached hereto as Exhibit G;
                   ---------

          (c) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller and the Originator, balance sheets of the

Seller, consolidated balance sheets of the Originator and its consolidated Subsidiaries as of the end of such quarter, and the related consolidated statements of income and retained earnings and consolidated statements of cash flow of the Seller and the Originator and its consolidated Subsidiaries, each for the period commencing at the end of the previous fiscal year (as appropriate) and ending with the end of such quarter, together with separate consolidating balance sheets, statements of income and retained earnings and statements of cash flow for the Seller and for the Originator and its consolidated Subsidiaries for the equivalent periods, all of the foregoing to be certified as correct by the chief financial officer or chief accounting officer of the Seller or the Originator (as appropriate), in each such case prepared in accordance with generally accepted accounting principles, consistently applied;

          (d) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller and the Originator, an unqualified audit report, including the balance sheets of the Seller and the consolidated balance sheets of the Originator and its consolidated Subsidiaries as of the end of such year and the related consolidated statements of income and retained earnings and consolidated statements of cash flow of the Seller and the Originator and its consolidated Subsidiaries for such year, together with a separate consolidating balance sheet, statement of income and retained earnings and statement of cash flow for the Originator and the Seller for the equivalent periods, all of the foregoing to be certified by nationally recognized independent public accountants acceptable to the Deal Agent, in each such case prepared in accordance with generally accepted accounting principles, consistently applied; and

          (e) as soon as reasonably practicable, from time to time, such other information, documents, records or reports (including SEC filings) respecting the Assets or the conditions or operations, financial or otherwise, of the Seller and its Affiliates as the Deal Agent may from time to time reasonably request in order to protect the interests of the Deal Agent or the Purchaser under or as contemplated by this Agreement.

          SECTION 5.03.  Negative Covenants of the Seller.  From the Initial
                         --------------------------------
Purchase Date until the later of the Termination Date or the Collection Date, the Seller will not, without the written consent of the Deal Agent:

          (a)  Sales, Liens, Etc. Against Assets and Related Assets.  Except as
               ----------------------------------------------------
otherwise provided herein, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim upon or with respect to, any Purchased Asset, Related Security or Collections, or any related Lease, or any Lease Sale Asset or Servicing Agreement Asset (if any), or assign any right to receive income in respect thereof, or (ii) create or suffer to exist, any Adverse Claim upon or with respect to any Equipment Collateral.

          (b)  Extension or Amendment of Assets.  Except as otherwise permitted
               --------------------------------
in Section 6.02, extend, amend or otherwise modify, the terms of any Purchased
   ------------
Asset, or amend, modify or waive, any term or condition of any Lease related thereto.

          (c)  Change in Business or Credit and Collection Policy.  Make any
               --------------------------------------------------
change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Purchased Asset.

          (d)  Change in Payment Instructions to Obligors.  Make any amendment,
               ------------------------------------------
change or other modification to the terms of the Lock-Box Agreement, or in any instructions to Obligors given in accordance with Section 5.01(h).
                                                  ---------------

          (e)  Stock, Merger, Consolidation, Etc.  Sell any shares of any class
               ----------------------------------
of its capital stock to any Person (other than the Originator) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the Assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its Assets to any Person, except as expressly permitted under the terms of this Agreement.

          (f)  Change in Corporate Name.  Make any change to its corporate name
               ------------------------
or use any tradenames, fictitious names, assumed names or "doing business as" names unless the Seller shall give the Deal Agent thirty (30) days prior written notice thereof and shall take such other steps reasonably requested by the Deal Agent (including, without limitation, the filing of amendments to and/or new UCC financing statements) in order to maintain a first priority perfected interest of the Purchaser in the Purchased Interests and the Equipment Collateral.

          (g)  ERISA Matters.  Establish or be party to any Plan, Multiemployer
               -------------
Plan or Benefit Plan.

          (h)  Terminate or Reject Leases.  Without limiting Section 5.03(b),
               --------------------------                    ---------------
terminate or reject any Lease under which a Purchased Asset has arisen prior to the end of the term of such Lease, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless (i) with respect to Defaulted Assets, the Seller has determined in good faith that such termination or rejection will maximize the recovery thereon, or (ii) prior to such termination or rejection, the Seller pays the Deal Agent, for the benefit of the Purchaser and the Liquidity Providers, an amount equal to the aggregate Outstanding Balance with respect thereto (such Outstanding Balance to be calculated assuming that the Lease is in effect for its full term).

          (i)  Indebtedness.  Create, incur, assume or suffer to exist any
               ------------
Indebtedness except for (i) Indebtedness to the Deal Agent, the Purchaser or any Affected Party expressly contemplated hereunder, and (ii) Indebtedness to the Originator pursuant to the Lease Sale Agreement or any other Facility Document.

          (j)  Guarantees.  Guarantee, endorse or otherwise be or become
               ----------
contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Deal Agent, the Purchaser or any Affected Party as provided for under this Agreement.

          (k)  Limitation on Transactions with Affiliates.  Enter into, or be a
               ------------------------------------------
party to any transaction with any Affiliate of the Seller, except for:

          (i) the transactions contemplated by the Lease Sale Agreement and the other Facility Documents;

          (ii) other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Seller than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate; and

          (iii) with respect only to transactions between the Seller and LeaseVest or the Originator, transactions in the ordinary course of business between a parent corporation and its subsidiary.

          (l)  Facility Documents.  Except as otherwise permitted under Section
               ------------------                                       -------
10.01, (a) terminate, amend or otherwise modify any Facility Document to which
-----
it is a party or grant any waiver or consent thereunder, (b) terminate, amend or otherwise modify, or permit the Originator to terminate, amend or otherwise modify, either of the Servicing Agreement or the Backup Servicing Agreement, or grant any waiver or consent thereunder, or (c) without the prior written consent of the Deal Agent, which consent will not unreasonably be withheld, consent to any amendment or modification of the Credit and Collection Policy, which would, in either case, impair the collectibility of any Purchased Asset.

          (m)  Charter and By-Laws.  Amend or otherwise modify its Certificate
               -------------------
of Incorporation or By-laws in any manner which requires the consent of the "Independent Director" (as defined in the Seller's Certificate of Incorporation) without the prior written consent of the Deal Agent or delivery of an opinion of counsel that such amendment shall not alter the conclusions set forth in the legal opinion described in Section 3.01(p).
                           ---------------

          (n)  Lines of Business.  Conduct any business other than that
               -----------------
described in Section 4.01(n), or enter into any transaction with any Person
             ---------------
which is not contemplated by or incidental to the performance of its obligations under the Facility Documents.

          (o)  Accounting Treatment.  Prepare any financial statements or other
               --------------------
statements (including any tax filings which are not consolidated with those of the Originator) which shall account for the transactions contemplated by the Lease Sale Agreement in any manner other than as the sale of, or a capital contribution of, the Leases, the Assets and the related Assets by the Originator to the Seller.

          (p)  Limitation on Investments.  Make or suffer to exist any loans or
               -------------------------
advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or Assets, or otherwise) in, any Affiliate or any other Person except for Permitted Investments and the purchase of Assets and related Assets pursuant to the terms of the Lease Sale Agreement.

          (q)  Prepayments of Purchased Asset.  Permit or accept the proceeds of
               ------------------------------
any prepayment of a Purchased Asset, unless the Seller is entitled under Section
                                                                         -------
2.06(d) to receive or apply such proceeds in an amount sufficient to repay in
-------
full the Capital outstanding with respect to such Purchased Asset, any Breakage Indemnity resulting therefrom and any fees, costs or expenses (including early termination payments) resulting from the reduction of the aggregate notional amount of the Interest Rate Hedges.

          SECTION 5.04.  Covenants of the Servicer.
                         -------------------------

          (a)  Affirmative Covenants of the Servicer.  From the Initial Purchase
               -------------------------------------
Date until the later of the Termination Date or the Collection Date, the Servicer will, unless the Deal Agent shall otherwise consent in writing:

          (i)   Compliance with Laws, Etc.  Comply in all material respects with
                --------------------------
     all applicable laws, rules, regulations and orders with respect to, and the servicing of, all Assets and related Leases.

          (ii)  Preservation of Corporate Existence.  Preserve and maintain its
                -----------------------------------
     corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business requires it to be so qualified.

          (iii) Audits.  From time to time upon reasonable prior written notice
                ------
     to the Servicer and during regular business hours, permit the Deal Agent, or its agents or representatives, (1) to examine and make copies of and abstracts from all Records, and (2) to visit the offices and properties of the Servicer for the purpose of examining such Records, and to discuss matters relating to the Assets or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters, and with the Seller's independent public accountants.

          (iv)  Keeping of Records and Books of Account.  Maintain and implement
                ---------------------------------------
     administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Assets in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary for the collection of all Assets (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Asset). The original counterpart of each Lease subject to a Lease

     Purchase hereunder shall be delivered to the Collateral Custodian and all other Records relating thereto shall be held by the Servicer segregated from any similar documents; such original counterpart and all such Records shall in any event be marked with a legend indicating the interests of the Purchaser and the Liquidity Providers therein.

          (v)    Performance and Compliance with Assets and Leases.  At its
                 -------------------------------------------------
     expense timely perform and comply, in all material respects, with all material provisions, covenants and other promises required to be observed by it under the Leases related to the Purchased Asset.

          (vi)   Credit and Collection Policies.  Comply in all material
                 ------------------------------
     respects with its Credit and Collection Policy in regard to each Purchased Asset and the related Lease.

          (vii)  Collections.  Instruct all Obligors of Purchased Leases to
                 -----------
     cause all Collections to be deposited directly to the Lock-Box Account (and in the case of any payments made by mail, to the related Post Office Box). Pursuant to the terms of the Lock-Box Agreement, the Servicer shall cause all Collections so deposited into the Lock-Box Account to be remitted to the Collection Account within five Business Days after the date of such deposit.

          (viii) Posting of Collections and Assets.  Apply all Collections to
                 ---------------------------------
     the applicable Assets pursuant to the terms of Section 6.06 within one
                                                    ------------
     Business Day following the Seller's or the Servicer's receipt of information in respect of such Collections but in no event more than five Business Days after the earliest date on which such Collections are deposited in the Lock-Box Bank or otherwise received by the Servicer or the Seller.

          (ix)   Maintenance of Insurance.  Maintain, or cause each Obligor to
                 ------------------------
     maintain, with respect to the Leases related to the Purchased Assets and the Equipment related thereto, casualty and general liability insurance in an amount and of a nature consistent with industry practice and the Credit and Collection Policy. The Servicer shall remit, or shall cause to be remitted, the proceeds of any such insurance policy to the Lock-Box Account.

          (x)    Facility Documents.  Comply in all material respects with the
                 ------------------
     terms of and employ the procedures outlined in the Lease Sale Agreement, and all of the other Facility Documents to which it is a party.

          (b)    Reporting Requirements of the Servicer.  From the Initial
                 --------------------------------------
Purchase Date until the later of the Termination Date or the Collection Date, the Servicer will, unless the Deal Agent shall otherwise consent in writing, furnish to the Deal Agent:

          (i) As soon as reasonably practicable and in any event within five Business Days after the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, a notice setting forth details of such Event of Termination or event.

          (ii) As soon as reasonably practicable and in any event within five Business Days after the occurrence of each Servicer Default or each event which, with the giving of notice or lapse of time or both, would constitute a Servicer Default, the statement of the chief financial officer, chief accounting officer or treasurer of the Servicer setting forth details of such Servicer Default or event and the action which the Servicer proposes to take with respect thereto.

          (iii) As soon as reasonably practicable, from time to time, such other information, documents, records or reports within its possession respecting the Assets or the conditions or operations, financial or otherwise, of the Servicer as the Deal Agent may from time to time reasonably request in order to protect the interests of the Deal Agent or the Purchaser under or as contemplated by this Agreement.

          (c)   Negative Covenants of the Servicer.  From the Initial Purchase
                ----------------------------------
Date until the later of the Termination Date or the Collection Date, the Servicer will not, without the written consent of the Deal Agent and the Seller:

          (i)   Extension or Amendment of Assets.  Except as otherwise permitted
                --------------------------------
     in Section 6.02, extend, amend or otherwise modify, the terms of any
        ------------
     Purchased Asset, or amend, modify or waive, any material term or condition of any Lease related thereto.

          (ii)  Change in Business or Credit and Collection Policy.  Make any
                --------------------------------------------------
     material change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Purchased Asset.

          (iii) Change in Payment Instructions to Obligors.  Make any
                ------------------------------------------
     amendment, change or other modification to the Lock-Box Agreement or in any instructions to Obligors given in accordance with Section 5.04(a)(vii).
                                                       --------------------

          (iv)  ERISA.  (1) Engage or permit any ERISA Affiliate to engage in
                -----
     any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (2) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and
     Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (3) fail to make any payments to any Multiemployer Plan that the Servicer or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (4) terminate any Benefit Plan so as to result in any material liability; or (5) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a material liability of the Servicer or any ERISA Affiliate under ERISA or the IRC.

                                   ARTICLE VI

                         ADMINISTRATION AND COLLECTION

          SECTION 6.01.  Designation of Servicer.  The servicing, administering
                         -----------------------
and collection of the Assets shall be conducted by the Person (the "Servicer")
                                                                    --------
so designated from time to time in accordance with this Section 6.01.  Until the
                                                        ------------
Deal Agent gives notice to the Seller of the designation of a new Servicer, the Originator is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Deal Agent may only designate as Servicer any Person to succeed the Originator or any successor Servicer upon two Business Days' prior written notice following the occurrence of a Servicer Default or an Event of Termination, and on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer may, with the prior consent of the Deal Agent, which consent shall not be unreasonably withheld, subcontract with any other Person for servicing, administering or collecting the Purchased Asset, provided that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law.

          SECTION 6.02.  Duties of the Servicer.  (a)  The Servicer shall take
                         ----------------------
or cause to be taken all such actions as it deems necessary or advisable to collect each Purchased Asset from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Seller, the Purchaser, and the Deal Agent hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 6.01, to enforce its respective
                                    ------------
rights and interests in and under the Purchased Assets, the Related Security, the related Leases and the Equipment Collateral. The Servicer (so long as it is the Originator) will at all times apply the same standards and follow the same procedures with respect to the decision to commence, and in prosecuting and litigating with respect to a Purchased Asset as it applies and follows with respect to Assets which are not Purchased Assets. In no event shall the Servicer be entitled to make the Deal Agent or the Purchaser a party to any litigation without the Deal Agent's express prior written consent. The Servicer shall set aside for the account of the Purchaser the Collections of Purchased Asset in accordance with Section 2.06 but shall not be required (unless
                         ------------
otherwise requested by the Deal Agent following the occurrence of an Event of Termination) to segregate the funds constituting such portion of such Collections prior to the remittance thereof in accordance with said Section. If instructed by the Deal Agent following the occurrence of an Event of Termination, the Servicer shall segregate and deposit with a bank (which may be FNBB) selected by the Servicer and approved by the Deal Agent the Collections of Purchased Assets, set aside for the Purchaser, on the first Business Day following receipt by the Servicer of such Collections and will, if so requested by the Deal Agent, provide payment instructions to such bank as directed by the Deal Agent. Provided that the Termination Date shall not have occurred, the Originator, while it is Servicer, may, in accordance with the Credit and Collection Policy, amend, modify or waive any term or condition of any Lease unless such amendment, modification or waiver (i) is inconsistent with the servicing standards set forth above, (ii) would reduce or adversely affect the Obligor's obligation to maintain, service and insure the underlying equipment Collateral, (iii) would cause Assets arising thereunder to fail to be Eligible Assets (as if tested on the date of such amendment, modification or waiver) or (iv) would materially adversely affect the amount or collectibility of any Asset arising thereunder. The Seller shall deliver to the Servicer, and the Servicer shall hold in trust for the Seller and the Purchaser in accordance with their respective interests, all Records.

          (b) The Servicer shall as soon as practicable following receipt turn over to the Seller the Collections of any Asset which is not a Purchased Asset less, in the event the Originator is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering the Assets to the extent not covered by the Servicer Fee received by it. The Servicer, if other than the Originator, shall as soon as practicable upon demand deliver to the Seller all Records in its possession relating to Assets of the Seller other than Purchased Assets, and copies of Records in its possession relating to Purchased Asset. The Servicer's authorization under this Agreement shall terminate after the Termination Date on the Collection Date.

          (c)  Notwithstanding anything to the contrary contained in this
Article VI, the Servicer, if the Deal Agent or its designee, shall have no
----------
obligation to collect, enforce or take any other action described in this
Article VI with respect to any Asset that is not a Purchased Asset other than to
----------
deliver to the Seller the Collections and documents with respect to any such Asset that is not a Purchased Asset as described in the first two sentences of
Section 6.02(b) and to exercise the same degree of care with respect to
---------------
Collections and documents in its possession as it would with respect to its own property.

          SECTION 6.03.  Rights of the Deal Agent.  (a)  The Deal Agent is
                         ------------------------
hereby authorized at any time (i) to notify the Collection Account Bank or the Lock-Box Bank to accept directions with respect thereto only from the Deal Agent or its designee and (ii) notify the counterparties to each Interest Rate Hedge to make any payments owed by such counterparties thereunder directly to the Deal Agent or its designee.

          (b) At any time following the occurrence of a Servicer Default or an Event of Termination:

          (i) The Deal Agent may notify (or may direct the Servicer to notify) at any time the Obligors of Purchased Assets, or any of them, of the Purchaser's interest in the Purchased Interests and Equipment Collateral and direct such

     Obligors, or any of them, that payment of all amounts payable under any Purchased Asset or Equipment be made directly to the Deal Agent or its designee.

          (ii) The Seller shall, at the Deal Agent's request and at the Seller's expense, give notice of the Purchaser's and the Liquidity Providers' interest in Purchased Asset to each Obligor and direct that payments be made directly to the Deal Agent or its designee.

          (iii) Each of the Seller and the Purchaser hereby authorizes the Deal Agent to take any and all steps in the Seller's name and on behalf of the Seller and the Purchaser which are reasonably necessary or desirable, in the sole determination of the Deal Agent, to collect all amounts due under any and all Purchased Assets, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Assets and the related Leases.

          (c) The Deal Agent shall have the sole and exclusive right to withdraw or order a transfer of funds in respect of Collections from the Lock-Box Account, and the Lock-Box Bank shall be instructed to remit any amounts in respect of Collections deposited in the Lock-Box Account solely according to the direction of the Deal Agent or its assigns (or as otherwise instructed in writing by the Deal Agent from time to time).

          SECTION 6.04.  Responsibilities of the Seller.  Anything herein to the
                         ------------------------------
contrary notwithstanding, the Seller shall (i) perform all of its obligations under the Leases related to the Purchased Asset to the same extent as if Purchased Interests had not been sold hereunder and the exercise by Deal Agent of its rights hereunder shall not relieve Seller from such obligations and (ii) pay when due any taxes, including without limitation, sales, excise and personal property taxes payable in connection with the Purchased Asset, unless the Seller is contesting the payment of such taxes in good faith and by appropriate proceedings.

          SECTION 6.05.  Further Action Evidencing Purchases.  The Seller agrees
                         -----------------------------------
that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Deal Agent may reasonably request in order to perfect, protect or more fully evidence the Purchased Interests and the Equipment Collateral. Without limiting the generality of the foregoing, the Seller will (i) mark its master data processing records evidencing such Purchased Asset and related Leases with a legend, acceptable to the Deal Agent, evidencing that the Deal Agent and the Purchaser have acquired an interest therein as provided in this Agreement, (ii) comply with the Obligor UCC Filing Requirement and (iii) upon the request of the Deal Agent or the Purchaser (subject to the provisions of Section 2.10), execute and
                                                     ------------
file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as such Persons may reasonably request. The Seller hereby authorizes the Deal Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Assets, the Related Security and/or the Equipment Collateral now existing or hereafter arising without the signature of the Seller where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering all or any part of the Purchased Assets, the Related Security and/or the Equipment Collateral, shall be sufficient as a financing statement. If the Seller fails to perform any of its agreements or obligations under this Agreement, the Deal Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Deal Agent incurred in connection therewith shall be payable by the Seller upon the Deal Agent's demand therefor.

          SECTION 6.06.  Application of Payments.  To the extent the Servicer
                         -----------------------
receives a payment from an Obligor of a Purchased Asset with respect to which the Obligor has not identified the Asset to which such payment should be applied (a payment in the exact amount of an outstanding invoice being sufficient identification), the Servicer shall use its best efforts to contact such Obligor to confirm the Asset to which such Obligor intended that such payment be applied.

          SECTION 6.07.  Collateral Custodian.  All original counterpart copies
                         --------------------
of the Leases in respect of the Purchased Assets shall at all times prior to the Collection Date be held by the Person (the "Collateral Custodian") so designated
                                            --------------------
from time to time in accordance with this Section 6.07 (provided, however, that
                                          ------------  --------  -------
in the case of Leases styled as "master leases" or similar documents, the Collateral Custodian shall at all times prior to the Collection Date only be required to hold the original counterpart copies of all appropriate schedules to such master leases). Until the Deal Agent gives notice to the Seller of the designation of a new Collateral Custodian, the Originator (in its capacity as Servicer) is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collateral Custodian pursuant to the terms hereof. In the event, as a result of an audit or otherwise, the Deal Agent reasonably believes that the performance and practices of the Collateral Custodian threaten in any manner the perfection or priority of the Purchaser's interest in the Purchased Interests or the Equipment Collateral, the Deal Agent may, upon two Business Days prior written notice, designate as Collateral Custodian either the Servicer (if not already the Collateral Custodian) or the Deal Agent or any Affiliate of FNBB and, following the occurrence of a Servicer Default or an Event of Termination, any other Person to succeed the Originator or any successor Collateral Custodian, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collateral Custodian pursuant to the terms hereof. Upon taking possession of the original copy of a Lease, the Collateral Custodian hereby agrees (i) to maintain possession of such original copies in trust for the Purchaser and the Deal Agent, (ii) to exercise the same degree of care with respect to the possession of such Leases as it would if such Leases were its own property, and (iii) to return the original copy of such Lease to the Seller within two Business Days of the Seller's request therefor to the extent the Seller requires such original copy to conduct further business with, or take enforcement action against, the Obligor of such Lease. Upon the appointment of a successor Collateral Custodian, the Collateral Custodian being replaced shall make all Leases and related documents available to the successor Collateral Custodian at a place selected by such successor Collateral Custodian.


                                  ARTICLE VII

                             EVENTS OF TERMINATION

          SECTION 7.01.  Events of Termination.  If any of the following events
                         ---------------------
("Events of Termination") shall occur:

          (a) The Seller shall fail to make any payment or deposit required to be made by it hereunder when due; or

          (b) The Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for five days after written notice from the Deal Agent; or

          (c) Any representation or warranty made or deemed to be made by the Seller (or any of its officers or agents) under or in connection with this Agreement, any Asset Report, any Purchase Request or other information or report delivered pursuant hereto or pursuant to any other Facility Document shall prove to have been false or incorrect in any material respect when made; provided,
                                                                   --------
however, that if any such representation or warranty relates to an Asset which
-------
is repurchased by the Seller pursuant to Section 9.02 hereof, then the breach of
                                         ------------
such representation or warranty shall not give rise to an Event of Termination under this subsection (c); or
           --------------

          (d) The Originator or LeaseVest shall fail to pay any principal or premium or interest on any Indebtedness having a principal amount of $1,000,000 or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Originator or LeaseVest or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (e) Any Lease Purchase shall for any reason, except to the extent permitted by the terms hereof, cease to create a valid and perfected first priority interest in each Purchased Asset and the Related Security (subject to
Section 6.05 hereof) and Collections with respect thereto; provided, however, if
------------                                               --------  -------
any such failure relates to an Asset which is repurchased by the Seller pursuant to Section 9.02 hereof, then such failure shall not give rise to an
            ------------
Event of Termination under this subsection (e); or
                                --------------

          (f) (i) The Seller shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted against the Seller (an "Involuntary Proceeding") or by the Seller seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of an Involuntary Proceeding, such proceeding shall continue undismissed, unstayed and in effect for a period of sixty (60) consecutive days; or (ii) the Seller's Board of Directors shall vote affirmatively to authorize any of the actions set forth in clause (i) above in
                                                           ----------
this subsection (f); or
     --------------

          (g)  A Servicer Default shall have occurred and be continuing; or

          (h) As of any date of determination, (1) The average Default Ratio for the three most recently concluded months (or such lesser number of months as shall have concluded after August of 1996 and prior to the applicable date of determination hereunder) exceeds 0.25% or (2) the average Default Ratio for the twelve most recently concluded months exceeds 0.25% (or such lesser number of months as shall have concluded after August of 1996 and prior to the applicable date of determination hereunder); or

          (i) As of any date of determination, (1) the average Delinquency Ratio for the three most recently concluded months (or such lesser number of months as shall have concluded after August of 1996 and prior to the applicable date of determination hereunder) exceeds 0.4166% or (2) the average Delinquency Ratio for the twelve most recently concluded months (or such lesser number of months as shall have concluded after August of 1996 and prior to the applicable date of determination hereunder) exceeds 0.4166%; or

          (j) As of the close of business on any Settlement Date, the Aggregate Outstanding Balance then in effect minus the Deferred Purchase Price then in
                                   -----
effect shall be less than the then outstanding Capital (after giving effect to any increases or reductions to Capital to be made on such day), and such deficiency shall exist for a period of five Business Days after such day, without cure or waiver; or

          (k) There shall have been any material adverse change in the financial condition or operations of the Seller or the Originator since June 30, 1996, or there shall have occurred any event which materially adversely affects the collectibility of the Assets generally or there shall have occurred any other event which materially adversely affects the ability of the Seller to collect Assets generally or the ability of the Seller to perform hereunder, in each case, as determined in the reasonable judgment of the Deal Agent; or

          (l) The Originator shall cease to (1) own directly 100% of the outstanding capital stock of the Seller, or (2) own legally or beneficially 100% of the Voting Stock of LeaseVest, or (3) own legally or beneficially at least 51% of the Voting Stock of The Equipment Leasing Insurance Co. Ltd.; or

          (m) There shall remain undischarged for more than thirty (30) days any final judgment or execution action against either the Originator or any of its Subsidiaries that, together with other outstanding claims and execution actions against the Originator and its Subsidiaries exceeds $100,000 in the aggregate; or

          (n) (i) either Paul S. Gass or John P. Colton shall in the aggregate, at any time, cease to maintain ownership and control of at least fifty percent (50%) of the Voting Stock of the Originator owned by Paul S. Gass and John P. Colton, collectively, on a fully diluted basis, as of the date hereof, or (ii) either Paul S. Gass or John P. Colton shall cease to be employed in a senior management position with the Originator or there shall occur any substantial diminution in the senior management positions, duties and responsibilities of either of Paul S. Gass or John P. Colton; or

          (o) The Pension Benefit Guaranty Corporation or the IRS shall have filed notice of one or more liens against either the Originator or the Seller (unless such lien does not purport to cover the Purchased Assets), and such notice shall have remained in effect for more than thirty (30) days unless, prior to the expiration of such period, such liens shall have been adequately bonded by the Originator or the Seller, as applicable; or

          (p) The Purchaser or the Deal Agent shall determine that its participation in the transactions contemplated hereunder will impose a material adverse regulatory, accounting, tax or other impact on the Purchaser or the Deal Agent; or

          (q) For any reason whatsoever, (1) the "Supplemental Enhancement Commitment Termination Date" shall have occurred under the Initial Supplemental Enhancement Agreement, or (2) the "Supplemental Enhancement Commitments" of the Supplemental Enhancement Providers under the Initial Supplemental Enhancement Agreement shall otherwise cease to be in full force and effect in an aggregate amount equal to or exceeding 102% of the Purchase Limit then in effect hereunder, and there shall not then exist a replacement liquidity facility in favor of the Purchaser in form and substance satisfactory to each of the Purchaser and the Deal Agent (and, in the event that the Purchaser has issued commercial paper notes at any such time of determination hereunder, satisfactory in form and substance to each of the rating agencies then rating such commercial paper at the request of the Purchaser) providing liquidity coverage to the Purchaser in an amount equal to or exceeding 102% of the Purchase Limit then in effect hereunder;

then, and in any such event, the Deal Agent shall, at the request, or may with the consent, of the Purchaser, by notice to the Seller declare the Termination Date to have occurred, except that, in the case of any event described in clause
                       ------                                             ------
(i) of subsection (f) above or in subsection (h), (i), (j) or (p) above, the
---    --------------             --------------  ---  ---    ---
Termination Date shall be deemed to have occurred automatically upon the occurrence of such event; provided, however, that if any Involuntary Proceeding
                          --------  -------
(as defined in subsection (f) above) is dismissed within sixty (60) days after
               --------------
its commencement, and if no other Event of Termination has occurred, then following such dismissal, the program shall be reinstated as if the Termination Date had not occurred. Upon any such declaration or automatic occurrence, the Deal Agent and the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.


                                 ARTICLE VIII

                                THE DEAL AGENT

          SECTION 8.01.  Authorization and Action.  The Purchaser hereby
                         ------------------------
appoints and authorizes the Deal Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Deal Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, the power and authority to hold and to perfect any ownership interest or security interest created pursuant hereto or in connection herewith on behalf of the Purchaser.

          SECTION 8.02.  Deal Agent's Reliance, Etc.  Neither the Deal Agent nor
                         ---------------------------
any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Deal Agent under or in connection with this Agreement (including, without limitation, any action taken or omitted to be taken by it or them if the Deal Agent is designated as Servicer pursuant to Section 6.01) or any other agreement executed pursuant hereto,
            ------------
except for its or their own gross negligence or willful malfeasance or misfeasance. Without limiting the foregoing, the Deal Agent: (i) may consult with legal counsel (including counsel for the Seller), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Affected Party and shall not be responsible to any Affected Party for any statements, warranties or representations made in or in connection with this Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Seller or to inspect the property (including the books and records) of the Seller; (iv) shall not be responsible to any Affected Person for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Agreement or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone with respect to notices under
Section 2.02), consent, certificate or other instrument or writing (which may be
------------
by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 8.03.  Deal Agent and Affiliates.  With respect to any
                         -------------------------
interests which may be assigned by the Purchaser to FNBB pursuant to Section
                                                                     -------
10.04, FNBB shall have the same rights and powers under this Agreement as would
-----
the Purchaser if it were holding such interests and may exercise the same as though it were not the Deal Agent. FNBB and its Affiliates may generally engage in any kind of business with the Seller, LeaseVest, the Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller or any Obligor or any of their respective Affiliates, all as if FNBB were not the Deal Agent and without any duty to account therefor to the Purchaser or any Liquidity Provider.

          SECTION 8.04.  Purchase Decisions.  The Purchaser acknowledges that it
                         ------------------
has, independently and without reliance upon the Deal Agent, FNBB or any Affiliate of FNBB, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to purchase the Purchased Interests hereunder. The Purchaser also acknowledges that it will, independently and without reliance upon the Deal Agent, FNBB or any Affiliate of FNBB, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

          SECTION 8.05.  Resignation of the Deal Agent.  The Deal Agent may
                         -----------------------------
resign as Deal Agent hereunder at any time by giving not less than five (5) Business Days' prior written notice to the Purchaser, the Seller and the Servicer, such resignation to be effective on the earlier of (i) the appointment and acceptance of a successor Deal Agent as provided below and (ii) the 30th day following delivery of such notice. Upon any such resignation, the Purchaser shall appoint a financial institution of its choosing as Deal Agent. Following the appointment of a successor Deal Agent and such successor Deal Agent's acceptance thereof, such successor Deal Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Deal Agent as Deal Agent hereunder, and the resigning Deal Agent shall be discharged from its duties and obligations as Deal Agent hereunder. After the Deal Agent's resignation, the provisions of this Article VIII shall continue in effect for
                                    ------------
its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Deal Agent.

                                  ARTICLE IX

                         INDEMNIFICATION; REPURCHASES

          SECTION 9.01.  Indemnities by the Seller.  (a)  Without limiting any
                         -------------------------
other rights which any Affected Party may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Purchaser and FNBB, individually and in its capacity as Deal Agent (the "Indemnified Parties"), from and against
                                        -------------------
any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or
                                   -------------------
incurred by such Indemnified Party arising out of or as a result of this Agreement, any of the other Facility Documents, or any interest of any such Indemnified Party in, to or under the Purchased Interests, the Equipment Collateral or in respect of any Asset or any Lease, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party or (ii) recourse (except with respect to payment and performance obligations provided for in this Agreement) for uncollectible Purchased Assets. Without limiting the foregoing, Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

          (i) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement, any Purchase Notice or any other information or report delivered by or on behalf of the Seller pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (ii) the failure by the Seller or the Servicer to comply with any term, provision or covenant contained in this Agreement, the Lease Sale Agreement or any other Facility Document to which it is party or with any applicable law, rule or regulation with respect to any Asset, the related Lease or the Related Security, or the nonconformity of any Asset, the related Lease or the Related Security with any such applicable law, rule or regulation;

          (iii) any reduction of a Purchased Asset due to a Permitted Encumbrance (excluding any Permitted Encumbrance in favor of an Indemnified Party), whether existing at the time of the Lease Purchase of such Purchased Asset or at any time thereafter;

          (iv) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with Equipment, goods, merchandise and/or services which are the subject of any Asset or Lease;

          (v) the failure to pay when due any taxes, including, without limitation, sales, excise or personal property taxes payable by the Seller, LeaseVest or the Originator in connection with the Purchased Assets;

          (vi) the failure of the Servicer to maintain, or cause the relevant Obligor to maintain in effect, policies of casualty and general liability insurance with respect to the Leases related to the Purchased Assets and the Equipment related thereto, to the extent required pursuant to Section
                                                                       -------
     5.04(a)(ix);
     -----------

          (vii) the payment by such Indemnified Party of Taxes, including, without limitation, any Taxes imposed by any jurisdiction on amounts payable and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto to the extent caused by the Seller's actions or failure to act; provided that an Indemnified Party,
                                         --------
     making a demand for indemnity payment shall provide the Seller, at its address referred to in Section 10.02, with a certificate from the relevant
                            -------------
     taxing authority or from a responsible officer of such Indemnified Party stating or otherwise evidencing that such Indemnified Party has made payment of such Taxes and, within 30 days thereafter, will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes; and

          (viii) any payment made by or on behalf of an Indemnified Party (1) to the Lock-Box Bank with respect to the Lock-Box Account or (2) to the Collection Account Bank with respect to the Collection Account, whether in connection with reimbursement for a returned item, or for any other reason whatsoever.

Any amounts subject to the indemnification provisions of this Section 9.01 shall
                                                              ------------
be paid by the Seller to the Deal Agent within two Business Days following Deal Agent's demand therefor.

          SECTION 9.02.  Substitution and Repurchase of Assets.  The following
                         -------------------------------------
rights are in addition to and not in limitation of any other rights or remedies that the Purchaser or the Deal Agent may have hereunder.

          (a) If, with respect to any Purchased Asset, such Asset did not constitute an Eligible Asset on the date such Asset became a Purchased Asset or the Seller shall have breached any representation or warranty made hereunder with respect to such Asset, including, without limitation, any of the representations and warranties contained in Section 4.01(f) (a Purchased Asset
                                            ---------------
described above being referred to as an "Ineligible Purchased Asset"), then the
                                         --------------------------
Seller shall, unless such ineligibility or breach is waived or cured in all material respects, on the next succeeding Settlement Date, upon the Deal Agent's written demand, either substitute for such Ineligible Purchased Asset a new Asset in the manner specified in subsection (f) of this Section 9.02 or
                                 --------------         ------------
repurchase such Ineligible Purchased Asset for the repurchase price specified in subsection (g) of this Section 9.02; provided, however, that following the
--------------         ------------  --------  -------
Termination Date, the Seller shall not have the option to substitute for Ineligible Purchased Assets, but must repurchase such Ineligible Purchased Assets for the repurchase price specified in subsection (g) of this Section 9.02.
-----------------------------------

          (b)  [Reserved].

          (c) The Seller may at any time and from time to time notify the Deal Agent of its intent to substitute one or more new Assets for any Purchased Assets (other than any Purchased Asset (i) which is a Defaulted Asset or (ii) in respect of which the Obligor thereunder has requested the rewriting and/or restructuring of the related Lease as an accommodation to such Obligor); provided, that in such notice the Seller shall certify that the Purchased Assets
--------
to be repurchased by the Seller represent a fair selection of the aggregate Purchased Assets. On the Settlement Date next succeeding any such notice, the Seller shall substitute for any such Purchased Asset a new Asset in the manner specified in subsection (f) of this Section 9.02.
             --------------         ------------

          (d) Notwithstanding anything herein to the contrary, in no event may the Seller substitute for a Purchased Asset under subsection (c) of this Section
                                                  --------------         -------
9.02 if, after giving effect to such substitution, the aggregate amount of
----
Periodic Installments of Rent on all Purchased Assets substituted for by the Seller pursuant to subsection (c) of this Section 9.02 would exceed ten percent
                   --------------         ------------
(10%) of the Aggregate Outstanding Balance at such time.

          (e) At any time following the Termination Date when the Aggregate Outstanding Balance is less than ten percent (10%) of the Aggregate Outstanding Balance as of the Termination Date, the Seller may notify the Deal Agent of its intent to repurchase all remaining Purchased Assets. On the Settlement Date next succeeding any such notice, the Seller shall repurchase all outstanding Purchased Assets for the repurchase price specified in subsection (g) of this
                                                       --------------
Section 9.02.
------------

          (f) If the Seller substitutes a new Asset for a Purchased Asset pursuant to this Section 9.02, such new Asset shall (i) on the date of
                 ------------
substitution, be an Eligible Asset (ii) have an Outstanding Balance at least equal to the Outstanding Balance of the Purchased Asset for which it is being substituted, (iii) have a remaining term that is no longer than the remaining term of the Purchased Asset for which it is being substituted, (iv) be of equivalent credit quality to the Purchased Asset for which it is being substituted, and (v) not give rise to the occurrence of an Event of Termination after giving effect to the substitution therefor. In no event shall any such substitution take place after the occurrence or during the continuation of an Event of Termination, or otherwise after the occurrence of the Termination Date. On the date of such substitution, such new Eligible Asset shall become a Purchased Asset and the Asset so replaced shall cease to be a Purchased Asset, and the Seller shall list the Leases relating to any such new Purchased Asset on a new Purchase Request, together with a list of all Related Security with respect thereto, the amortization schedule of such Purchased Asset, and a certification by the Seller as to the satisfaction of the requirements relating to such Purchased Asset set forth in clauses (i) through (v) above.

          (g) In the case of a repurchase from the Purchaser by the Seller of a Purchased Asset pursuant to this Section 9.02, the Seller shall, on the
                                 ------------
Settlement Date coinciding with such repurchase pay to the Deal Agent as a reduction of Capital an amount equal to the Outstanding Balance of such Purchased Asset. The proceeds of any such repurchase shall be deemed to be Collections of such Asset received by the Seller, and the amount of each such Collection shall be applied as provided in Section 2.06. The repurchase of any
                                           ------------
Asset shall not relieve the Seller of the obligation to pay Yield on the Capital outstanding with respect to such Asset through the date of such repurchase. Any such repurchase shall be made without recourse or warranty, express or implied (other than a representation and warranty that such Asset is free and clear of any Adverse Claim created by or through the Purchaser).


                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01.  Amendments, Etc.  No amendment to or waiver of any
                          ----------------
provision of this Agreement nor consent to any departure by the Seller, shall in any event be effective unless the same shall be in writing and signed by (i) the Seller, the Deal Agent and the Purchaser (with respect to an amendment) or (ii) the Deal Agent and the Purchaser (with respect to a waiver or consent by them) or the Seller (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                              --------  -------
amendment or modification shall affect the rights or duties of the Servicer hereunder without the prior written consent of the Servicer; and provided,
                                                                 --------
further, however, that, at any time that the commercial paper notes of the
-------  -------
Purchaser (if any) are being rated by one or more of the Rating Agencies, at the request of the Purchaser, no material amendment or modification of Article II or
                                                                   ----------
Article VII hereof, or of any other material provisions hereof, shall be
-----------
effective absent written confirmation by each of Moody's, S&P and DCR (as applicable) that such amendment or modification will not result in a withdrawal or downgrading of the then-current rating of the commercial paper notes issued by the Purchaser by such rating agency. The Purchaser shall send, or shall cause to be sent, copies of all amendments, modifications or supplements to this Agreement to each of the Rating Agencies then rating the commercial paper notes issued by the Purchaser, if any, at the request of the Purchaser, prior to the execution thereof by all parties thereto. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          SECTION 10.02.  Notices, Etc.   All notices and other communications
                          -------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and shall be personally delivered or sent by first class mail, postage prepaid, or by courier or by facsimile, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, three days after being deposited in the mails, or, in the case of notice by facsimile, when electronic communication of receipt is obtained, in each case addressed as aforesaid.

          SECTION 10.03.  No Waiver; Remedies.  No failure on the part of the
                          -------------------
Deal Agent, the Purchaser or any Liquidity Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, the Deal Agent is hereby authorized by the Seller at any time and from time to time, to the fullest extent permitted by law, to instruct FNBB or any Affiliate of FNBB to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by FNBB or such Affiliate to or for the credit or the account of the Seller against any and all of the obligations of Seller, now or hereafter existing under this Agreement or under any agreement executed pursuant hereto, to the Deal Agent, the Purchaser or their respective successors and assigns irrespective of whether or not demand therefor shall have been made under this Agreement or under any agreement executed pursuant hereto. The Seller acknowledges that the rights of the Deal Agent, the Purchaser and the Liquidity Providers or any of their respective successors and assigns described in this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) such parties may have.

          SECTION 10.04.  Binding Effect; Assignability.  (a)  This Agreement
                          -----------------------------
shall be binding upon and inure to the benefit of the Seller, the Servicer, the Deal Agent, the Purchaser and their respective successors and permitted assigns (which successors of the Seller shall include a trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur; provided, however, that the rights and remedies with respect to any breach of
--------  -------
any representation and warranty made by the Seller pursuant to Article IV and
                                                               ----------
the indemnification and payment provisions of Sections 2.08, 2.09 and 2.11,
                                              -------------  ----     ----
Article IX and Article X shall be continuing and shall survive any termination
----------     ---------
of this Agreement for one year.

          (b) The Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Deal Agent.

          (c) The Purchaser may, without the consent of the Seller, assign at any time all of its rights and obligations hereunder and interest herein to any Person, except that if such Person is not FNBB, or any other Affiliate of FNBB, the Purchaser shall be required to acquire the prior written consent of the Deal Agent and the Seller to any such assignment. Any permitted assignee of the Purchaser as described in the preceding sentence may further assign at any time its rights and obligations hereunder or interests herein with the consent of the Deal Agent and the Seller to the extent required in the preceding sentence. Upon any such assignment, the assignee shall succeed to and become vested with all the rights, powers, privileges and duties of the Purchaser, and the resigning Purchaser shall be discharged from its duties and obligations as Purchaser hereunder. The Seller and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by the assigning Purchaser in order to effectuate such assignment.

          (d) At any time and from time to time, the Purchaser may, without the consent of the Seller, assign all or a portion of its interests in Purchased Interests and Equipment Collateral hereunder, and all or a portion of its interests under the Facility Documents, to any or all of the Liquidity Providers or the Supplemental Enhancement Providers, and each of the Seller and the Servicer hereby acknowledge and agree that the obligations of the Purchaser to any such Liquidity Providers or Supplemental Enhancement Providers may from time to time be secured by an assignment by the Purchaser of its interests in Purchased Interests and Equipment Collateral hereunder, and under the Facility Documents. The Liquidity Providers and the Supplemental Enhancement Providers, or any agents therefor, shall also be entitled to sell their interests (or portions thereof) to other Liquidity Providers and Supplemental Enhancement Providers, or to any other Persons in connection with the enforcement of any of the above-described security interests granted to the Liquidity Providers and/or the Supplemental Enhancement Providers by the Purchaser. The Purchaser, the Liquidity Provider or the Supplemental Enhancement Provider making any such assignment shall provide notice to the Seller of any assignment hereunder or thereunder.

          SECTION 10.05.  GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT
                          -----------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE PURCHASED INTERESTS OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE SELLER AND THE SERVICER HEREBY AGREE TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE SELLER AND THE SERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE AMONG ANY OF THE SELLER, THE SERVICER, THE PURCHASER OR THE DEAL AGENT ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE SELLER AND THE SERVICER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION
         ----- --- ----------
INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN

THIS SECTION 10.05 SHALL AFFECT THE RIGHT OF THE PURCHASER OR THE
     -------------
DEAL AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PURCHASER OR THE DEAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 10.06.  Costs, Expenses and Taxes.  (a)  In addition to the
                          -------------------------
rights of indemnification under Article IX hereof, the Seller agrees to pay on
                                ----------
demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing, filing searches and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent and the Purchaser with respect thereto and with respect to advising the Deal Agent and the Purchaser as to their respective rights and remedies under this Agreement, and the other agreements executed pursuant hereto or in connection herewith and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder or in connection herewith, (provided, however, that the
                                                --------  -------
Seller shall not be obligated to pay or reimburse the Deal Agent for personnel costs in connection with any audit of the Servicer's or the Seller's books and/or records hereunder taking place after the date hereof, to the extent that the amount charged in connection with such personnel costs exceeds, on an average basis, $1,000 per man/day).

          (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder or in connection herewith, or of any other agreement or document providing liquidity support, credit enhancement or other similar support to the Purchaser in connection with this Agreement or the funding or maintenance of Purchases hereunder, and agrees to indemnify the Deal Agent, the Purchaser and the Liquidity Providers against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (c) In addition, the Seller shall pay on demand all other costs and expenses incurred by the Purchaser or any general or limited partner or shareholder of the Purchaser ("Other Costs"), including, without limitation, the cost of auditing the Purchaser's books by certified public accountants, the cost of rating the Purchaser's promissory notes by independent financial rating agencies and the reasonable fees and out-of-pocket expenses of counsel for the Purchaser or any counsel for any general or limited partner or shareholder of the Purchaser with respect to (i) advising the Purchaser or such general or limited partner or shareholder as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith or (iii) advising the Purchaser or such general or limited partner or shareholder as to matters relating to the Purchaser's operations; provided, however, that if the Purchaser enters into
                        --------  -------
agreements for the purchase of receivables from one or
more other Persons ("Other Sellers"), the Seller and such Other Sellers shall each be liable for such Other Costs ratably in accordance with the usage under the respective facilities of the Purchaser to purchase receivables from the Seller and each Other Seller; and provided, further, that if such Other Costs
                                  --------  -------
are attributable to the Seller and not attributable to any Other Seller, the Seller shall be solely liable for such Other Costs.

          SECTION 10.07.  No Proceedings.  (a)  The Seller, the Servicer and the
                          --------------
Collateral Custodian, each hereby agrees that it will not institute against the Purchaser any proceeding of the type referred to in clause (i) of Section
                                                                  -------
7.01(f) so long as any promissory notes issued by the Purchaser shall be
-------
outstanding or there shall not have elapsed one year plus one day since the last day on which any such promissory notes shall have been outstanding.

          (b) The Purchaser, the Deal Agent, the Servicer and the Collateral Custodian each hereby agree that it will not institute against the Seller any proceeding of the type referred to in clause (i) of Section 7.01(f) so long as
                                                    ---------------
any obligations of the Seller shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such obligations shall have been outstanding.

          SECTION 10.08.  Set-Off.  The Seller hereby waives any rights it may
                          -------
have by way of set-off or deduction with respect to the Purchaser or any of the Purchaser's rights, claims or properties.

          SECTION 10.09.  Execution in Counterparts; Severability.  This
                          ---------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


SELLER:                       BV FUNDING CORP.



                              By: /s/ John Colton
                                 ------------------------------------------
                                Title:  Director
                                Address:
                                 114 Turnpike Road
                                 Westboro, MA 01581
                                Attn:  J. Colton
                                Telecopy No.:  508-870-0260


PURCHASER:                    EAGLEFUNDING CAPITAL CORPORATION

                              By The First National Bank of
                                Boston, as its Attorney-in-Fact



                              By: /s/ George Kent
                                 -----------------------------------------
                                Title:  Director
                                Address:
                                 100 Federal Street
                                 Boston, MA 02110
                                Attn:  John T. Hackett, III
                                Telecopy No.:  617-434-9591


DEAL AGENT:                   THE FIRST NATIONAL BANK OF BOSTON
                               as Deal Agent


                              By: /s/ George Kent
                                 -----------------------------------------
                                Title:  Director
                                Address:
                                 100 Federal Street
                                 Boston, MA 02110



SIGNATURE PAGE TO
LEASE RECEIVABLES PURCHASES AGREEMENT
DATED AS OF SEPTEMBER 30, 1996

                                Attn:  John T. Hackett, III
                                Telecopy No.:  617-434-9591



SIGNATURE PAGE TO
LEASE RECEIVABLES PURCHASES AGREEMENT
DATED AS OF SEPTEMBER 30, 1996

SERVICER AND COLLATERAL
  CUSTODIAN:                  BANKVEST CAPITAL CORP.



                              By: /s/ John Colton
                                 ------------------------------------------
                                Title:  Director
                                Address:
                                 114 Turnpike Road
                                 Westboro, MA 01581
                                Attn:  J. Colton
                                Telecopy No.:  508-870-0260



SIGNATURE PAGE TO
LEASE RECEIVABLES PURCHASES AGREEMENT
DATED AS OF SEPTEMBER 30, 1996

                                                                       EXHIBIT A



                  DESCRIPTION OF CREDIT AND COLLECTION POLICY



                                   (Attached)

                                                                       EXHIBIT B



                     FORM OF INTEREST RATE HEDGE ASSIGNMENT
       (INCLUDING FORM OF INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGMENT)

                                    Attached

                                                                       EXHIBIT C



                      FORM OF COLLECTION ACCOUNT AGREEMENT

                                    Attached

                                                                       EXHIBIT D



                            FORM OF PURCHASE REQUEST

                                    Attached

                                                                       EXHIBIT E



                              FORM OF ASSET REPORT

                                    Attached

                                                                       EXHIBIT F



                           LIST OF OFFICES OF SELLER
                             WHERE RECORDS ARE KEPT

                                                                       EXHIBIT G



                       FORM OF INTEREST RATE HEDGE REPORT

                                    Attached

                                                                       EXHIBIT H


                               LOCK-BOX AGREEMENT


                                    Attached

                                                                       EXHIBIT I


                                 FORM OF LEASE


                                    Attached

                                AMENDMENT NO. 1
                                      to
                     LEASE RECEIVABLES PURCHASE AGREEMENT
                        Dated as of September 30, 1996


          THIS AMENDMENT NO. 1 ("Amendment") dated as of February 28, 1997, is entered into among BV FUNDING CORP., a Delaware corporation (as Seller), BANKVEST CAPITAL CORP., a Massachusetts corporation (as Servicer and Collateral Custodian), EAGLEFUNDING CAPITAL CORPORATION (as Purchaser) and THE FIRST NATIONAL BANK OF BOSTON (as Deal Agent). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

          PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Collateral Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of September 30, 1996 (the "Receivables Purchase Agreement").

          The Seller and the Servicer have agreed with the Deal Agent and the Purchaser to amend certain provisions of the Receivables Purchase Agreement. Each of the parties hereto has consented to each of such proposed amendments, as hereinafter set forth.

          SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is, effective as of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) Section 1.01 of the Receivables Purchase Agreement is amended to insert the following parenthetical phrase at the end of clause (a) of the definition of each of the terms "Default Ratio" and Delinquency Ratio":

     "(including, without limitation, any such Purchased Assets which were repurchased or substituted for by the Seller during or after such month pursuant to Section 9.02 hereof, or otherwise assigned, transferred or disposed of during or after such month)".

     (b) Section 1.01 of the Receivables Purchase Agreement is further amended to delete the definition of the term "Liquidity Fee" and replace the same with the following:

          "'Liquidity Fee' means a fee payable monthly in arrears to the
           ---------------
     Purchaser in respect of each Liquidity Provider's liquidity commitment, equal to the product of (i) the average daily aggregate amount of the liquidity commitment of such Liquidity Provider under the applicable Liquidity Agreement during the month then most recently concluded, and (ii) the relevant per annum rate set forth in the applicable Liquidity Fee Letter.".

     (c) Section 1.01 the Receivables Purchase Agreement is further amended to delete the description of the variable "A" set forth in the definition of the term "Loss Holdback", and replace the same in its entirety with the following:

     "A   =    The product of (A) a factor of twelve, and (B) the greater of (i)
               the average of the Loss Asset Ratios for the three then most recently concluded months (or such lesser number of months as shall have concluded after October of 1996 and prior to the applicable date of determination hereunder), and (ii) the average of the Loss Asset Ratios for the twelve then most recently concluded months (or such lesser number of months as shall have concluded after October of 1996 and prior to the applicable date of determination hereunder).".


     (d) Section 1.01 of the Receivables Purchase Agreement is further amended to add the following definitions immediately after the definition of "Loss Holdback" and immediately prior to the definition of "Moody's":

          "'Loss Asset' means an Asset at any time:  (i) which arises under a
           ------------
     Lease with respect to which more than the greater of (A) ten percent (10%) of any individual payment thereunder, or (B) $10.00 remains unpaid for more than one hundred and eighty (180) days from the original due date for such payment (regardless of whether such Asset becomes current at some future date), (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(f),
     (iii) as to which foreclosure proceedings have been initiated and are continuing, or (iv) which, consistent with the Credit and Collection Policy, has been or should be written off as uncollectible; provided, that neither the Servicer nor the Seller shall be required to include an Asset which becomes a Loss Asset during a given calendar month as a "Loss Asset" for the purposes of this Agreement until the earlier of (x) the date on which the Asset Report in respect of such month is required to be delivered pursuant to Section 2.06(a) and (y) the date on which such Asset Report is actually delivered to the Deal Agent.

          'Loss Asset Ratio' means, for any month, a fraction (expressed as a
          ------------------
     percentage) determined as of the last day of such month equal to (a) the aggregate Outstanding Balance of all Purchased Assets which became Loss Assets during such month (including, without limitation, any such Purchased Assets which were repurchased or substituted for by the Seller during or after such month pursuant to

     Section 9.02 hereof, or otherwise assigned, transferred or disposed of during or after such month) divided by (b) the aggregate Outstanding Balance of all Purchased Assets which were Eligible Assets outstanding on the last day of the later of (i) the sixth month next preceding such month, and (ii) September of 1996.".

     (e) Section 1.01 of the Receivables Purchase Agreement is further amended to remove the reference to the percentage "4.0%" in the definition of the term "Obligor Concentration Limit", and replace the same with a reference to "3.0%".

     (f) Section 1.01 of the Receivables Purchase Agreement is further amended to add the following language prior to the period at the end of the definition of the term "Overconcentration Reserve":

          "; and

          (g) the amount by which the aggregate Outstanding Balances of all Eligible Assets which were (i) originated by a Person other than either of the Originating Parties and (ii) (A) not acquired by an Originating Party pursuant to a purchase of Assets in bulk from such originator, or (B) not subject to a complete and independent underwriting review in accordance with Credit and Collection Policy on the part of an Originating Party prior to the purchase thereof by such Originating Party, or (C) not serviced directly by the Servicer hereunder, exceeds five percent (5.0%) of the Aggregate Outstanding Balance at such time".

     (g) Section 1.01 of the Receivables Purchase Agreement is further amended to delete clause (b) of the definition of the term "Rating Agency Review Completion" in its entirety, and to replace the same with the following:

          "(b) the Initial Supplemental Enhancement Agreement shall be amended and restated, or otherwise replaced, by a Liquidity Agreement in form and substance satisfactory to the Purchaser and the Deal Agent, pursuant to which the aggregate amount of the commitments of the Liquidity Providers thereunder in favor of the Purchaser shall equal or exceed $51,000,000;".

     (h) Section 1.01 of the Receivables Purchase Agreement is further amended to delete paragraph (e) of the definition of the term "Servicer Default" in its entirety, and to replace the same with the following:

          "(e) If the Servicer is the Originator or any Affiliate thereof, either of the Originator or LeaseVest shall fail to satisfy, (i) at any time during which the Revolving Credit Agreement is in effect, any of the provisions of Section 8.3 of the Revolving Credit Agreement, or any successor provisions thereto, as the

     Revolving Credit Agreement may be in effect from time to time, or (ii) in the event that the Revolving Credit Agreement is not in effect at any time, any of the provisions of such Section 8.3 of the Revolving Credit Agreement, or any successor provisions thereto, as the Revolving Credit Agreement is in effect on the day next preceding its termination or cancellation.".

     (i) Section 1.01 of the Receivables Purchase Agreement is further amended to delete the definition of the term "Settlement Date" and replace the same with the following:

          "'Settlement Date' means each of the Initial Purchase Date, the
           -----------------
     twelfth day in each of December of 1996 and January of 1997, and the seventeenth day of each month thereafter (or, if such day is not a Business Day, the first following day that is a Business Day, unless that day falls in the next calendar month, in which case, the first preceding day which is a Business Day); provided, that (i) the Seller may, in its discretion, by notice to the Deal Agent, request that Settlement Dates occur more frequently than monthly and (ii) the Deal Agent may, in its discretion following the occurrence of an Event of Termination, by notice to the Seller, require that Settlement Dates occur more frequently than monthly.".

     (j) Section 1.01 of the Receivables Purchase Agreement is further amended to delete the definition of the term "Stop Event" and replace the same with the following:

          "'Stop Event' means the occurrence of (i) an Event of Termination of
            ----------
     the type described in Section 7.01(j) (without giving effect to any waiver
                           ---------------
     thereof) or (ii) the occurrence of an acceleration of all of the Purchaser's indebtedness to the Liquidity Providers under a Liquidity Agreement, or to the Supplemental Enhancement Providers under a Supplemental Enhancement Agreement, in each case as a result of the occurrence of an "Event of Default" or similar occurrence. For purposes of the Administration Agreement, the two Stop Events described in the foregoing sentence shall be the sole Stop Events under this Agreement.".

     (k) Section 1.01 of the Receivables Purchase Agreement is further amended to delete the portion of clause (vii) of the definition of the term "Termination Date" set forth prior to subclause (A), and to replace the same with the following:

          "(vii) February 28, 1997 (the "Agency Cut-Off Date"), but only in the event that".


     (l) Section 2.06(d) of the Receivables Purchase Agreement is amended to delete clauses (ii) and (iii) thereof in their entirety, and to replace the same with the following:

          "(ii)  second, (A) if such day is a Yield Payment Date, for
                 ------
     application to accrued Yield which is due and payable on such Yield Payment Date (if any), and (B) if such day is not a Yield Payment Date, to the extent of any accrued Yield which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Yield Payment Date, and not to be applied to any of the following items;

          (iii)  third, (A) if such day is a Settlement Date, to each
                 -----
     counterparty under an Interest Rate Hedge, the net amount, if any, due to such counterparty thereunder as of such Settlement Date, and (B) if such day is not a Settlement Date, to be retained for the benefit of the Purchaser to the extent of any such accrued and unpaid amounts which are not then due and payable, based on estimated and actual information (as the case may be) provided by the Deal Agent to the Seller and the Servicer concerning the applicable weighted average Lease Discount Rate for all Purchased Assets, the Aggregate Fee Rate and the relevant commercial paper rate specified in Section 5.01(m), and not to be applied to any of the
                       ---------------
     following items;".

     (m) Section 2.06(e) of the Receivables Purchase Agreement is amended to delete clauses (i) and (ii) thereof in their entirety, and to replace the same with the following:

          "(i)  first, (A) if such day is a Yield Payment Date, for application
                -----
     to accrued Yield which is due and payable on such Yield Payment Date (if any), and (B) if such day is not a Yield Payment Date, to the extent of any accrued Yield which is not then due and payable, to be retained for the benefit of the Purchaser, until the next succeeding Yield Payment Date, and not to be applied to any of the following items;

          (ii)  second, (A) if such day is a Settlement Date, to each
                ------
     counterparty under an Interest Rate Hedge, the net amount, if any, due to such counterparty thereunder as of such Settlement Date, and (B) if such day is not a Settlement Date, to be retained for the benefit of the Purchaser to the extent of any such accrued and unpaid amounts which are not then due and payable, based on estimated and actual information (as the case may be) provided by the Deal Agent to the Seller and the Servicer concerning the applicable weighted average Lease Discount Rate for all Purchased Assets, the Aggregate Fee Rate and the relevant commercial paper rate specified in Section 5.01(m), and not to be applied to any of the
                       ---------------
     following items;".

     (n) Section 3.02 of the Receivables Purchase Agreement is amended to insert the following language prior to the period at the end of the definition of clause (ii) of paragraph (d) thereof:

          "; and

          (e) in the case of any Capital Purchase which is also a Lease Purchase, the increase in the amount of outstanding Capital resulting therefrom shall be less than the aggregate original cost to the relevant Originating Party of the Equipment relating to the Assets subject to such Purchase;".

     (o) Section 7.01 of the Receivables Purchase Agreement is amended to delete paragraphs (h) and (i) thereof in their entirety and to replace the same with the following:

          "(h) As of any date of determination, (1) The average Default Ratio for the three most recently concluded months (or such lesser number of months as shall have concluded after October of 1996 and prior to the applicable date of determination hereunder) exceeds 1.00% or (2) the average Default Ratio for the twelve most recently concluded months (or such lesser number of months as shall have concluded after October of 1996 and prior to the applicable date of determination hereunder) exceeds 1.00%; or

          (i) As of any date of determination, (1) the average Delinquency Ratio for the three most recently concluded months (or such lesser number of months as shall have concluded after October of 1996 and prior to the applicable date of determination hereunder) exceeds 1.50% or (2) the average Delinquency Ratio for the twelve most recently concluded months (or such lesser number of months as shall have concluded after October of 1996 and prior to the applicable date of determination hereunder) exceeds 1.50%; or".

     (p) Section 8.02 of the Receivables Purchase Agreement is amended to delete the word "gross" appearing in the first sentence thereof.

     (q) Section 8.04 of the Receivables Purchase Agreement is amended to delete the text of such section in its entirety, and replace the same with the following: "[Reserved]".

     (r) Section 9.02 of the Receivables Purchase Agreement is amended to delete paragraph (c) thereof in its entirety and to replace the same with the following:

          "(c) The Seller may at any time and from time to time notify the Deal Agent of its intent to substitute one or more new Assets for any Purchased Assets which are Loss Assets at the time of such substitution; provided, that in such notice the Seller shall certify that the Purchased Assets to be repurchased by the Seller represent a fair selection of the aggregate Purchased Assets which are Loss Assets. On the Settlement Date next succeeding any such notice, the Seller shall substitute for any such Purchased Asset a new Asset in the manner specified in subsection (f) of this Section 9.02.".

     (s) Section 9.02 of the Receivables Purchase Agreement is further amended to insert the following parenthetical phrase at the end of clause (iv) of paragraph (f) thereof:

     "(which credit quality shall be determined, in the case of an existing Purchased Asset to be substituted for, as of the time of the initial Lease Purchase relating thereto)".


          SECTION 2. Conditions Precedent. This Amendment shall become effective as of February 28, 1997 upon:

          (a) receipt by the Deal Agent or its counsel of counterpart signature pages of this Amendment, executed by each of the parties hereto; and

          (b) receipt by the Purchaser of written confirmation from each of Moody's, DCR and S&P that this Amendment will not result in a withdrawal or downgrading of the then current rating of the commercial paper notes issued by the Purchaser.

          SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

          (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Collateral Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Servicer Default, Event of Termination, Termination Date, or event which with the giving of notice or the passage of time or both would constitute a Servicer Default or Event of Termination, is in effect or is continuing.

          (b) Each of the Seller, the Servicer and the Collateral Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Facility Documents.

          (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


SELLER:                       BV FUNDING CORP.



                              By__________________________
                              Title:
                                 114 Turnpike Road
                                 Westboro, MA 01581
                                 Attn:  J. Colton
                                 Telecopy No. 508-870-0260


PURCHASER:                    EAGLEFUNDING CAPITAL CORPORATION

                              By The First National Bank of
                                 Boston, as its Attorney-in-Fact



                              By__________________________
                              Title:
                                 100 Federal Street
                                 Boston, MA 02110
                                 Attn:  John T. Hackett, III
                                 Telecopy No. 617-434-9591


DEAL AGENT:                   THE FIRST NATIONAL BANK OF BOSTON
                                as Deal Agent



                              By__________________________
                              Title:
                                 100 Federal Street
                                 Boston, MA 02110
                                 Attn:  John T. Hackett, III
                                 Telecopy No. 617-434-9591

SERVICER AND COLLATERAL
 CUSTODIAN:                   BANKVEST CAPITAL CORP.



                              By__________________________
                              Title:
                                  114 Turnpike Road
                                 Westboro, MA 01581
                                 Attn:  J. Colton
                                 Telecopy No. 508-870-0260

                                AMENDMENT NO. 2
                                      to
                     LEASE RECEIVABLES PURCHASE AGREEMENT
                        Dated as of September 30, 1996


          THIS AMENDMENT NO. 2 ("Amendment") dated as of June 30, 1997, is entered into among BV FUNDING CORP., a Delaware corporation (as Seller), BANKVEST CAPITAL CORP., a Massachusetts corporation (as Servicer and Collateral Custodian), EAGLEFUNDING CAPITAL CORPORATION (as Purchaser) and BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON (as Deal Agent). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

          PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Collateral Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of September 30, 1996, and amended as of February 28, 1997 (the "Receivables Purchase Agreement").

          The Seller and the Servicer have agreed with the Deal Agent and the Purchaser to amend a provision of the Receivables Purchase Agreement. Each of the parties hereto has consented to such proposed amendment, as hereinafter set forth.

          SECTION 1.  Amendment to the Receivables Purchase Agreement.  The
                      -----------------------------------------------
Receivables Purchase Agreement is, effective as of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          Section 1.01 of the Receivables Purchase Agreement is amended to delete the reference in the definition of the term "Scheduled Termination Date" to "October 31, 1999" and replace the same with a reference to "October 31, 2001".

          SECTION 2.  Condition Precedent.  This Amendment shall become
                      -------------------
effective as of June 30, 1997 upon receipt by the Deal Agent or its counsel of counterpart signature pages of this Amendment, executed by each of the parties hereto.

          SECTION 3.  Covenants, Representations and Warranties of the Seller
                      -------------------------------------------------------
and the Servicer.
----------------

          (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Collateral Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Servicer Default, Event of Termination, Termination Date, or event which with the giving of notice or the passage of time or both would constitute a Servicer Default or Event of Termination, is in effect or is continuing.

          (b) Each of the Seller, the Servicer and the Collateral Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Facility Documents.
                      -------------------------------------------------

          (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

          SECTION 5.  Execution in Counterparts.  This Amendment may be
                      -------------------------
 executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6.  Governing Law.  This Amendment shall be governed by and
                      -------------
 construed in accordance with the laws of the State of New York.

          SECTION 7.  Headings.  Section headings in this Amendment are
                      --------
 included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


SELLER:                      BV FUNDING CORP.


                             By___________________________
                             Title:

                               114 Turnpike Road
                               Westboro, MA 01581
                               Attn:  J. Colton
                               Telecopy No. 508-870-0260


PURCHASER:                   EAGLEFUNDING CAPITAL CORPORATION

                             By:   BankBoston, N.A., as its Attorney-in-Fact


                                  By_________________________
                                  Title:

                             c/o BancBoston Securities Inc.
                                 100 Federal Street
                                 Boston, MA 02110
                                 Attn: John T. Hackett III
                                 Telecopy No. 617-434-9591


DEAL AGENT:                  BANKBOSTON, N.A.,
                               as Deal Agent



                             By______________________________
                             Title:

                               100 Federal Street
                               Boston, MA 02110
                               Attn: Adam Cohen
                               Telecopy No. 617-434-9591
SERVICER AND COLLATERAL
 CUSTODIAN:                  BANKVEST CAPITAL CORP.



                             By______________________________
                             Title:

                               114 Turnpike Road
                               Westboro, MA 01581
                               Attn:  J. Colton
                               Telecopy No. 508-870-0260

                                                                [EXECUTION COPY]


                                AMENDMENT NO. 3
                                      to
                     LEASE RECEIVABLES PURCHASE AGREEMENT
                        Dated as of September 30, 1996


          THIS AMENDMENT NO. 3 ("Amendment") dated as of December 7, 1997, is entered into among BV FUNDING CORP., a Delaware corporation (as Seller), BANKVEST CAPITAL CORP., a Massachusetts corporation (as Servicer and Collateral Custodian), EAGLEFUNDING CAPITAL CORPORATION (as Purchaser) and BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON (as Deal Agent). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

          PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Collateral Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of September 30, 1996, and amended as of February 28, 1997 and June 30, 1997 (the "Receivables Purchase Agreement").

          The Seller and the Servicer have agreed with the Deal Agent and the Purchaser to amend certain provisions of the Receivables Purchase Agreement. Each of the parties hereto has consented to such proposed amendment, as hereinafter set forth.

          SECTION 1.  Amendment to the Receivables Purchase Agreement.  The
                      -----------------------------------------------
Receivables Purchase Agreement is, effective as of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) Section 1.01 of the Receivables Purchase Agreement is amended to delete the definition of the term "Default Ratio" in its entirety, and to replace the same with the following:

               "'Default Ratio' means, for any month, a fraction (expressed as a
                 -------------
          percentage) determined as of the last day of such month equal to (a) the excess (if any) of (x) the product of two times the aggregate Outstanding Balance of all Purchased Assets which became Defaulted Assets during the six month period ending on the last day of such month (including, without limitation, any such Purchased Assets which were repurchased or substituted for by the Seller during or after such six month period pursuant to Section 9.02 hereof, or otherwise
                                       ------------
          assigned, transferred or disposed of during or after such month) over
                                                                           ----
          (y) the aggregate amount of all Collections constituting recoveries of Defaulted Assets received in the Collection Account during such six month period; divided by
                        ----------

          (b) the average of the aggregate Outstanding Balance of all Purchased Assets which were Eligible Assets as of the last day of each of the months in the six month period ending on the last day of such month.".

          (b) Section 1.01 of the Receivables Purchase Agreement is amended to delete the definition of the term "Deferred Purchase Price" in its entirety, and to replace the same with the following:

          "'Deferred Purchase Price' means
            -----------------------

          (a)  at any time prior to the Collection Date, the sum of

               (i) an amount equal to the product of 12.0% and an amount equal to the Aggregate Outstanding Balance at such time; and

               (ii)  the Overconcentration Reserve at such time; and

          (b) on and after the Collection Date, an amount equal to the Aggregate Outstanding Balance.".

          (c) Section 1.01 of the Receivables Purchase Agreement is amended to delete the definition of the term "Delinquency Ratio" in its entirety, and to replace the same with the following:

               "'Delinquency Ratio' means, for any month, a fraction (expressed
                 -----------------
          as a percentage) determined as of the last day of such month equal to
          (a) the sum of (1) the aggregate Outstanding Balance of all Purchased Assets that were Delinquent Assets as of the last day of the next preceding month, and (2) the aggregate Outstanding Balance of all Purchased Assets that were Delinquent Assets as of the last day of the second preceding month; divided by (b) the sum of (1) the aggregate
                                  ----------
          Outstanding Balance of all Purchased Assets that were Eligible Assets as of the last day of the third preceding month, and (2) the aggregate Outstanding Balance of all Purchased Assets that were Eligible Assets as of the last day of the fourth preceding month.".

          (d) Section 1.01 of the Receivables Purchase Agreement is amended to delete the following language from the first line of the definition of the term "Delinquent Asset" therein:

               "that is not a Defaulted Asset and".

          (e) Section 1.01 of the Receivables Purchase Agreement is amended to delete the definitions of each of the following terms in their entirety: "Loss Holdback" and "Loss Asset Ratio".

          (f) Section 2.02(a) of the Receivables Purchase Agreement is amended to delete each reference therein to the phrase "the Loss Holdback," in its entirety.

          (g) Section 7.01 of the Receivables Purchase Agreement is amended to delete paragraphs (h) and (i) thereof in their entirety and to replace the same with the following:

          "(h)  The Default Ratio for any month shall exceed 4.0%; or

           (i)  The Delinquency Ratio for any month shall exceed 4.50%; or".

          SECTION 2.  Condition Precedent.  This Amendment shall become
                      -------------------
effective as of December 7, 1997 upon receipt by the Deal Agent or its counsel of counterpart signature pages of this Amendment, executed by each of the parties hereto.

          SECTION 3.  Covenants, Representations and Warranties of the Seller
                      -------------------------------------------------------
and the Servicer.
----------------

          (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Collateral Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Servicer Default, Event of Termination, Termination Date, or event which with the giving of notice or the passage of time or both would constitute a Servicer Default or Event of Termination, is in effect or is continuing.

          (b) Each of the Seller, the Servicer and the Collateral Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Facility Documents.
                      -------------------------------------------------

           (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

          SECTION 5.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          SECTION 7.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


SELLER:                      BV FUNDING CORP.


                             By___________________________
                             Title:

                               114 Turnpike Road
                               Westboro, MA 01581
                               Attn:  J. Colton
                               Telecopy No. 508-870-0260


PURCHASER:                   EAGLEFUNDING CAPITAL CORPORATION

                             By:   BankBoston, N.A., as its Attorney-in-Fact


                                  By______________________
                                  Title:

                             c/o  BancBoston Securities Inc.
                                  100 Federal Street
                                  Boston, MA 02110
                                  Attn: John T. Hackett III
                                  Telecopy No. 617-434-9591


DEAL AGENT:                  BANKBOSTON, N.A.,
                               as Deal Agent



                             By___________________________
                             Title:

                               100 Federal Street
                               Boston, MA 02110
                               Attn: Adam Cohen

                               Telecopy No. 617-434-9591

SERVICER AND COLLATERAL
 CUSTODIAN:                  BANKVEST CAPITAL CORP.



                             By___________________________
                             Title:

                              114 Turnpike Road
                             Westboro, MA 01581
                              Attn:  J. Colton
                              Telecopy No. 508-870-0260

           SECTION 7.  Headings.  Section headings in this Amendment are
                       --------
 included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                                                [Execution Copy]


                                AMENDMENT NO. 4
                                      to
                     LEASE RECEIVABLES PURCHASE AGREEMENT
                        Dated as of September 30, 1996


          THIS AMENDMENT NO. 4 ("Amendment") dated as of January 7, 1998, is entered into among BV FUNDING CORP., a Delaware corporation (as Seller), BANKVEST CAPITAL CORP., a Massachusetts corporation (as Servicer and Collateral Custodian), EAGLEFUNDING CAPITAL CORPORATION (as Purchaser) and BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON (as Deal Agent). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

          PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Collateral Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of September 30, 1996, and amended as of February 28, 1997, June 30, 1997 and December 7, 1997 (the "Receivables Purchase Agreement").

          The Seller and the Servicer have agreed with the Deal Agent and the Purchaser to amend certain provisions of the Receivables Purchase Agreement. Each of the parties hereto has consented to such proposed amendment, as hereinafter set forth.

          SECTION 1.  Amendment to the Receivables Purchase Agreement.  The
                      -----------------------------------------------
Receivables Purchase Agreement is, effective as of January 7, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to delete clause (i) of paragraph (n) of Section 7.01 of the Receivables Purchase Agreement in its entirety.

          SECTION 2.  Condition Precedent.  This Amendment shall become
                      -------------------
effective as of January 7, 1998 upon the later to occur of:

          (a) receipt by the Deal Agent or its counsel of counterpart signature pages of this Amendment, executed by each of the parties hereto; and

          (b) receipt by the Originator of $25,000,000 or more in net proceeds of an initial public offering of its voting capital stock on or prior to June 7, 1998.

          SECTION 3.  Covenants, Representations and Warranties of the Seller
                      -------------------------------------------------------
and the Servicer.
----------------

          (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Collateral Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Servicer Default, Event of Termination, Termination Date, or event which with the giving of notice or the passage of time or both would constitute a Servicer Default or Event of Termination, is in effect or is continuing.

          (b) Each of the Seller, the Servicer and the Collateral Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Facility Documents.
                      -------------------------------------------------

           (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

           (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

           (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

           SECTION 5.  Execution in Counterparts.  This Amendment may be
                       -------------------------
 executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           SECTION 6.  Governing Law.  This Amendment shall be governed by and
                       -------------
 construed in accordance with the laws of the State of New York.

           SECTION 7.  Headings.  Section headings in this Amendment are
                       --------
 included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


SELLER:                      BV FUNDING CORP.


                             By___________________________
                             Title:

                               114 Turnpike Road
                               Westboro, MA  01581
                               Attn:  J. Colton
                               Telecopy No. 508-870-0260


PURCHASER:                   EAGLEFUNDING CAPITAL CORPORATION

                             By:  BankBoston, N.A., as its Attorney-in-Fact


                                  By______________________
                                  Title:

                             c/o BancBoston Securities Inc.
                                 100 Federal Street
                                 Boston, MA 02110
                                 Attn: John T. Hackett III
                                 Telecopy No. 617-434-1533


DEAL AGENT:                  BANKBOSTON, N.A.,
                              as Deal Agent



                             By___________________________
                             Title:

                               100 Federal Street
                               Boston, MA 02110
                               Attn: Adam Cohen

                               Telecopy No. 617-434-1533

SERVICER AND COLLATERAL
 CUSTODIAN:                  BANKVEST CAPITAL CORP.



                             By___________________________
                             Title:

                              114 Turnpike Road
                             Westboro, MA  01581
                              Attn:  J. Colton
                              Telecopy No. 508-870-0260

                                AMENDMENT NO. 5
                                      to
                     LEASE RECEIVABLES PURCHASE AGREEMENT
                        Dated as of September 30, 1996


          THIS AMENDMENT NO. 5 ("Amendment") dated as of May 1, 1998, is entered into among BV FUNDING CORP., a Delaware corporation (as Seller), BANKVEST CAPITAL CORP., a Massachusetts corporation (as Servicer and Collateral Custodian), EAGLEFUNDING CAPITAL CORPORATION (as Purchaser) and BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON (as Deal Agent). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

          PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Collateral Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of September 30, 1996, and amended as of February 28, 1997, June 30, 1997, December 7, 1997 and January 7, 1998 (the "Receivables Purchase Agreement").

          The Seller, the Servicer and the Collateral Custodian have agreed with the Deal Agent and the Purchaser to amend certain provisions of the Receivables Purchase Agreement. Each of the parties hereto has consented to such proposed amendment, as hereinafter set forth.

          SECTION 1.  Amendment to the Receivables Purchase Agreement.  The
                      -----------------------------------------------
Receivables Purchase Agreement is, effective as of May 1, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) Section 1.01 of the Receivables Purchase Agreement is amended to delete the word "and" appearing at the end of clause (f) of the definition of the term "Overconcentration Reserve" therein, and insert the following provision prior to the period at the end of subsection (g) thereof:

     "; and

          (h) the amount by which the aggregate Outstanding Balances of all Eligible Assets in respect of which the underlying equipment was sold to either of the Originating Parties (or, in the case of an Eligible Asset originated by a Person other than an Originating Party, was sold to such Person) by any single vendor exceeds twenty percent (20%) of the Aggregate Outstanding Balance at such time".

     (b) Section 1.01 of the Receivables Purchase Agreement is amended to insert the following two definitions after the definition of the term "Overconcentration Reserve" therein:

         '"Partial Liquidation Event' means the occurrence of the
           -------------------------
     180th consecutive day after the first day on which outstanding Capital is increased from an amount less than $115,000,000 to an amount greater than or equal to $115,000,000, during which 180-day period the amount of Capital outstanding is not reduced to an amount less than or equal to $50,000,000.

         '"Partial Liquidation Period' means the period from the
           --------------------------
     occurrence of a Partial Liquidation Event to the earlier to occur of (i) the first date thereafter on which the amount of Capital outstanding is less than or equal to $50,000,000, and (ii) the Termination Date".

     (c) Section 1.01 of the Receivables Purchase Agreement is further amended to delete the definition of the term "Purchase Limit" and replace the same with the following:

          '"Purchase Limit' means, at any time, $75,000,000, as such amount may be reduced pursuant to Section 2.04; provided,
                                       ------------  --------
     however, that if at any time after May 1, 1998, the equity
     -------
     capital of the Originator is increased by the Originator's issuance of additional capital stock in an amount equal to $6,750,000 or more (calculated on a net basis, after subtracting
     (i) any expenses directly attributable to such equity offering and (ii) any reductions in equity capital occurring after May 1, 1998 as a result of stock repurchases or redemptions, or otherwise), "Purchase Limit" shall mean $125,000,000, as such
                  --------------
     amount may be reduced pursuant to Section 2.04, which change in
                                       ------------
     the "Purchase Limit" pursuant to this proviso shall take place
          --------------
     automatically, without the need on the part of the Seller to take any action or give any notice. Notwithstanding anything in the foregoing sentence to the contrary,

               (i) at all times (A) during the continuation of the Partial Liquidation Period, and (B) on and after the
          Termination Date, "Purchase Limit" shall mean the aggregate
                             --------------
          outstanding Capital at such time; and

               (ii) at all times from the termination of the Partial Liquidation Period (other than as a result of the occurrence of the Termination Date) to the occurrence of the
          Termination Date, "Purchase Limit" shall mean the aggregate
                             --------------
          outstanding Capital in effect as of the time of the termination of the Partial Liquidation Period".

     (d) Section 2.06(d) of the Receivables Purchase Agreement is amended to delete the language appearing therein prior to clause (i) thereof, in its entirety, and to replace the same with the following:

          "Pre-Termination Date and No Partial Liquidation Period. On
           ------------------------------------------------------
     each Business Day occurring (x) other than during the Partial Liquidation Period, and

     (y) prior to the Termination Date, out of amounts set aside for the Purchaser and the Seller pursuant to Section 2.06(b) (in all
                                              ---------------
     cases, including any amounts received pursuant to a Servicer Advance), the Servicer or the Deal Agent (as the case may be) shall pay or retain (as the case may be), for application to the following items in the following order of priority:".

     (e) Section 2.06(e) of the Receivables Purchase Agreement is amended to delete the language appearing therein prior to clause (i) thereof, in its entirety, and to replace the same with the following:

          "Post-Termination Date or Partial Liquidation Period. On
           ---------------------------------------------------
     each Business Day occurring (x) during the Partial Liquidation Period, or (y) on and after the Termination Date, out of amounts set aside for the Purchaser and the Seller pursuant to Section
                                                            -------
     2.06(b) (in all cases including any amounts received pursuant to
     -------
     a Servicer Advance), the Servicer or the Deal Agent (as the case may be) shall pay or retain (as the case may be), for application to the following items in the following order of priority:".

     (f) Section 3.02 of the Receivables Purchase Agreement is amended to delete the word "and" appearing at the end of subsection (d) thereof, and insert the following provisions prior to the period at the end of subsection (e) thereof:

     ";

          (f) in the case of any Capital Purchase, after giving effect to such Purchase, Capital outstanding shall be $10,000,000 or more; and

          (g) the Partial Liquidation Period shall not be in effect at the time of such Purchase".

          SECTION 2.  Conditions Precedent.  This Amendment shall become
                      --------------------
effective as of May 1, 1998 upon receipt by the Deal Agent or its counsel of (i) counterpart signature pages of this Amendment, executed by each of the parties hereto, (ii) counterpart signature pages of Amendment No. 2 dated as of May 1, 1998 to the Amended and Restated Liquidity Agreement, dated as of February 28, 1997, as amended prior to the date hereof (the "Liquidity Agreement"), among the Purchaser, in its capacity as the "Borrower" thereunder, the "Liquidity Providers" parties thereto from time to time, BankBoston, N.A. (formerly known as The First National Bank of Boston), in its capacity as "Liquidity Agent" thereunder, and Bankers Trust Company, as "Collateral Agent" thereunder, executed by each of the parties thereto, and (iii) written confirmation from each of Moody's, DCR and S&P of the rating of the commercial paper notes of EagleFunding, after giving effect to the amendments contemplated by this Amendment and Amendment No. 2 to the Liquidity Agreement.

          SECTION 3.  Covenants, Representations and Warranties of the Seller
                      -------------------------------------------------------
and the Servicer.
----------------

          (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Collateral Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Servicer Default, Event of Termination, Termination Date, or event which with the giving of notice or the passage of time or both would constitute a Servicer Default or Event of Termination, is in effect or is continuing.

          (b) Each of the Seller, the Servicer and the Collateral Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Facility Documents.
                      -------------------------------------------------

           (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

           (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

           (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

           SECTION 5.  Execution in Counterparts.  This Amendment may be
                       -------------------------
 executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           SECTION 6.  Governing Law.  This Amendment shall be governed by and
                       -------------
 construed in accordance with the laws of the State of New York.

           SECTION 7.  Headings. Section headings in this Amendment are included
                       --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


SELLER:                      BV FUNDING CORP.


                             By___________________________
                             Title:

                                  200 Nickerson Road
                                  Marlboro, Mass. 01752
                                  Attn:  J. Colton
                                  Telecopy No. 800-532-7318


PURCHASER:                   EAGLEFUNDING CAPITAL CORPORATION

                             By:  BankBoston, N.A., as its Attorney-in-Fact


                                  By___________________________
                                  Title:

                             c/o  BancBoston Securities Inc.
                                  100 Federal Street
                                  Boston, MA 02110
                                  Attn: John T. Hackett III
                                  Telecopy No. 617-434-1533


DEAL AGENT:                  BANKBOSTON, N.A.,
                               as Deal Agent



                             By__________________________
                             Title:

                                  100 Federal Street
                                  Boston, MA 02110
                                  Attn: Adam Cohen

                                  Telecopy No. 617-434-1533

SERVICER AND COLLATERAL
 CUSTODIAN:                  BANKVEST CAPITAL CORP.



                             By______________________________
                             Title:

                                  200 Nickerson Road
                                  Marlboro, Mass. 01752
                                  Attn:  J. Colton
                                  Telecopy No. 800-532-7318